EXHIBIT (17)(b)(ii)

Annual Report September 30, 2008

EATON VANCE

MUNICIPALS

TRUST

California

Florida Plus

Massachusetts

Mississippi

New York

Ohio

Rhode Island

West Virginia

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds as of September 30, 2008

Table of Contents

Management's Discussion of Fund Performance	2

Performance Information and Portfolio Composition
California	4
Florida Plus	6
Massachusetts	8
Mississippi	10
New York	12
Ohio	14
Rhode Island	16
West Virginia	18

Fund Expenses	20

Financial Statements	25

Federal Tax Information	100

Board of Trustees' Annual Approval
of the Investment Advisory Agreements	101

Management and Organization	104

Eaton Vance Municipals Funds as of September 30, 2008

Management's Discussion of Fund Performance

The investment objective of each Eaton Vance Municipals Fund (the "Funds") is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds primarily invest in investment-grade municipal obligations but may also invest in lower-rated obligations.

Economic and Market Conditions

Economic growth in the third quarter of 2008 retracted 0.3%, down from a positive second quarter growth rate of 2.8%, according to preliminary data released by the U.S. Department of Commerce. Most of the major Gross Domestic Product (GDP) components led to the decline; however, most influential was a sharp downturn in personal consumption expenditures by consumers. While high commodity prices began to mitigate over the quarter, management believes consumers continued to pare costs as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, now at a five-year high, combined with the fading effect of government economic stimulus checks, have led to constrained personal consumption and overall economic contraction for the quarter. The housing market continues to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continue to pressure consumers and banks, causing increased bank foreclosures and more mark-to-market write downs of mortgage-backed securities at commercial banks and financial institutions.

During the year ended September 30, 2008, the capital markets have experienced historic events resulting in unprecedented volatility. During the second week of September 2008, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac. The following week, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was acquired by Bank of America. Later in the month, Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies. These actions, in conjunction with

Bear Stearns’ acquisition by JP Morgan in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided an $85 billion loan to help stabilize American International Group (AIG). Finally, the U.S. Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions.

During the year ended September 30, 2008, the Fed left rates unchanged at its June, August and September 2008 meetings after lowering the Federal Funds rate to 2.0% from 5.25% between August 2007 and May 2008. In addition to its interest rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to their primary benchmark, the Lehman Brothers Municipal Bond Index1 (the “Index”) – a broad-based, unmanaged index of municipal bonds – the Funds underperformed for the year ended September 30, 2008. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-maturity bonds. Management believes that much of the Funds’ underperformance can be attributed to the shift of investors’ capital into shorter-maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since August 2007. This underperformance was magnified by the Funds’ investment in tender option bonds (TOBs).2 The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the municipal market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

TOBs are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value).

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipals Funds as of September 30, 2008

Management's Discussion of Fund Performance

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 124.1% as of September 30, 2008, with many individual bonds trading higher than that.1 Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of the broader credit crisis, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued relative to taxable Treasury bonds.

Against this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

1 Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance California Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C	Class I
Share Class Symbol		EACAX	EVCAX	ECCAX	EICAX
Average Annual Total Returns (at net asset value)
One Year		-9.32%	-9.91%	-9.91%	N.A.
Five Years		1.47	0.83	N.A.	N.A.
Ten Years		2.94	2.49	N.A.	N.A.
Life of Fund†		4.73	4.90	0.21	-1.08	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-13.63%	-14.23%	-10.77%	N.A.
Five Years		0.49	0.50	N.A.	N.A.
Ten Years		2.43	2.49	N.A.	N.A.
Life of Fund†		4.38	4.90	0.21	-1.08	%††
† Inception date: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04; Class I: 3/3/08
†† Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]		Class A	Class B	Class C	Class I

Expense Ratio		1.17%	1.92%	1.92%	0.92%

Distribution Rates/Yields		Class A	Class B	Class C	Class I
Distribution Rate[3]		4.91%	4.02%	4.02%	5.17%
Taxable-Equivalent Distribution Rate[3,4]		8.33	6.82	6.82	8.77
SEC 30-day Yield[5]		4.60	4.03	4.03	5.09
Taxable-Equivalent SEC 30-day Yield[4,5]		7.80	6.84	6.84	8.63

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper California Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-5.71%
Five Years		1.91
Ten Years		3.07

Portfolio Manager: Cynthia J. Clemson

Comparison of Change in Value of a $10,000 Investment in Eaton Vance California Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A shares on 9/30/98, Class C on 8/31/04 (commencement of operations), and Class I on 3/3/08 (commencement of operations) would have been valued at $13,360 ($12,725 at the maximum offering price), $10,055, and $9,892, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07, as supplemented 3/1/08. Includes interest expense of 0.33% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification contained 120, 100 and 71 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA-:

AAA	33.5%	BBB	4.4%
AA	25.8%	BB	1.1%
A	26.1%	Non-Rated	9.1%

Fund Statistics2

• Number of Issues:	100
• Average Maturity:	20.0 years
• Average Effective Maturity:	19.3 years
• Average Call Protection:	8.7 years
• Average Dollar Price:	$87.65
• TOB Leverage[3]:	13.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Florida Plus Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

fund performance[1]		Class A	Class B	Class C
Share Class Symbol		ETFLX	EVFLX	ECFLX
Average Annual Total Returns (at net asset value)
One Year		-11.55%	-12.23% -12.23%
Five Years		1.12	0.41	N.A.
Ten Years		2.87	2.11	N.A.
Life of Fund†		4.51	4.52	-3.24

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-15.77%	-16.44% -13.07%
Five Years		0.15	0.07	N.A.
Ten Years		2.37	2.11	N.A.
Life of Fund†		4.16	4.52	-3.24
† Inception date: Class A: 4/5/94; Class B: 8/28/90; Class C: 3/13/06

Total Annual
Operating Expenses[2]		Class A	Class B	Class C

Expense Ratio		1.34%	2.09%	2.09%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		5.48%	4.58%	4.58%
Taxable-Equivalent Distribution Rate[3,4]		8.43	7.05	7.05
SEC 30-day Yield[5]		4.95	4.41	4.42
Taxable-Equivalent SEC 30-day Yield[4,5]		7.62	6.78	6.80

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%		-9.55%
Five Years	2.84		2.46
Ten Years	4.24		3.95

Lipper Averages[7]
Lipper Florida Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-5.31%
Five Years		1.94
Ten Years		3.13

Portfolio Manager: Cynthia J. Clemson

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Florida Plus Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98 and Class C on 3/13/06 (commencement of operations) would have been valued at $13,272 ($12,641 at the maximum offering price) and $9,194, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.55% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 35.00% federal tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Florida Municipal Debt Funds Classification contained 26, 23 and 20 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Florida Plus Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA-:

AAA	36.3%	BBB	5.8%
AA	27.6%	BB	1.0%
A	14.7%	Non-Rated	14.6%

Fund Statistics2

• Number of Issues:	88
• Average Maturity:	24.3 years
• Average Effective Maturity:	23.7 years
• Average Call Protection:	9.6 years
• Average Dollar Price:	$83.71
• TOB Leverage[3]:	7.7%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Massachusetts Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C	Class I
Share Class Symbol		ETMAX	EVMAX	ECMMX	EIMAX
Average Annual Total Returns (at net asset value)
One Year		-11.19%	-11.99%	-11.99%	-11.00%
Five Years		0.92	0.20	N.A.	1.17
Ten Years		2.83	2.06	N.A.	3.03
Life of Fund†		3.68	4.18	-3.59	4.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-15.38%	-16.22%	-12.83%	-11.00%
Five Years		-0.05	-0.13	N.A.	1.17
Ten Years		2.33	2.06	N.A.	3.03
Life of Fund†		3.34	4.18	-3.59	4.12
† Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 5/2/06; Class I: 6/17/93

Total Annual
Operating Expenses[2]		Class A	Class B	Class C	Class I

Expense Ratio		1.24%	1.99%	1.98%	1.04%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		5.18%	4.36%	4.36%	5.39%
Taxable-Equivalent Distribution Rate[3,4]		8.42	7.08	7.08	8.76
SEC 30-day Yield[5]		4.74	4.16	4.11	5.05
Taxable-Equivalent SEC 30-day Yield[4,5]		7.70	6.76	6.68	8.20

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper Massachusetts Municipal Debt Funds Classification – Average Annual Total Returns
One Year			-4.79%
Five Years			2.03
Ten Years			3.29

Portfolio Manager: Robert B. MacIntosh, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Massachusetts Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98, Class C on 5/2/06 (commencement of operations) and Class I on 9/30/98 would have been valued at $13,227 ($12,599 at the maximum offering price), $9,155 and $13,486, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.47% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Municipal Debt Funds Classification contained 41, 36 and 29 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is A-:

AAA	21.1%	BBB	4.8%
AA	38.2%	Non-Rated	6.0%
A	29.9%

Fund Statistics2

• Number of Issues:	68
• Average Maturity:	22.6 years
• Average Effective Maturity:	21.3 years
• Average Call Protection:	11.7 years
• Average Dollar Price:	$86.45
• TOB Leverage[3]:	11.9%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Mississippi Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C
Share Class Symbol		ETMSX EVMSX EMSCX
Average Annual Total Returns (at net asset value)
One Year		-5.64%	-6.37%	N.A.
Five Years		1.77	1.06	N.A.
Ten Years		3.17	2.40	N.A.
Life of Fund†		3.85	3.43	-6.07%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-10.16%	-10.89%	N.A.
Five Years		0.79	0.72	N.A.
Ten Years		2.67	2.40	N.A.
Life of Fund†		3.51	3.43	-6.98%††
† Inception date: Class A: 12/7/93; Class B: 6/11/93; Class C: 12/4/07
†† Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]		Class A	Class B	Class C

Expense Ratio		1.07%	1.82%	1.82%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.64%	3.80%	3.80%
Taxable-Equivalent Distribution Rate[3,4]		7.51	6.15	6.15
SEC 30-day Yield[5]		4.11	3.51	3.58
Taxable-Equivalent SEC 30-day Yield[4,5]		6.66	5.68	5.80

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-4.19%
Five Years		1.81
Ten Years		3.03

Portfolio Manager: Craig R. Brandon, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Mississippi Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98 and Class C on 12/4/07 (commencement of operations) would have been valued at $13,660 ($13,011 at the maximum offering price) and $9,393 ($9,302 after deduction of the applicable CDSC), respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.24% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 147, 136 and 116 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Mississippi Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA-:

AAA	25.5%	BBB	14.1%
AA	45.3%	Non-Rated	4.6%
A	10.5%

Fund Statistics2

• Number of Issues:	48
• Average Maturity:	18.7 years
• Average Effective Maturity:	16.0 years
• Average Call Protection:	7.2 years
• Average Dollar Price:	$92.10
• TOB Leverage[3]:	4.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance New York Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C	Class I
Share Class Symbol		ETNYX	EVNYX	ECNYX EINYX
Average Annual Total Returns (at net asset value)
One Year		-10.86% -11.53% -11.46%			N.A.
Five Years		0.89	0.28	-0.19	N.A.
Ten Years		3.14	2.47	N.A.	N.A.
Life of Fund†		4.66	4.92	-0.09	-2.51	%††
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-15.10% -15.78% -12.31%			N.A.
Five Years		-0.07	-0.04	-0.19	N.A.
Ten Years		2.65	2.47	N.A.	N.A.
Life of Fund†		4.30	4.92	-0.09	-2.51	%††
† Inception date: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03; Class I: 3/3/08
†† Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]		Class A	Class B	Class C	Class I

Expense Ratio		1.25%	1.99%	1.99%	1.05%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		5.21%	4.39%	4.38%	5.45%
Taxable-Equivalent Distribution Rate[3,4]		8.60	7.25	7.23	9.00
SEC 30-day Yield[5]		4.78	4.22	4.22	5.06
Taxable-Equivalent SEC 30-day Yield[4,5]		7.89	6.97	6.97	8.36

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper New York Municipal Debt Funds Classification – Average Annual Total Returns
One Year			-4.43
Five Years			1.83
Ten Years			3.11

Portfolio Manager: Craig R. Brandon, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance New York Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98, Class C on 9/30/03 (commencement of operations) and Class I on 3/3/08 (commencement of operations) would have been valued at $13,632 ($12,985 at the maximum offering price), $9,905 and $9,749, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07, as supplemented 3/1/08. Includes interest expense of 0.48% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification contained 99, 93 and 68 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is A+:

AAA	7.2%	BB	2.7%
AA	58.6%	B	1.4%
A	17.0%	Non-Rated	5.7%
BBB	7.4%

Fund Statistics2

• Number of Issues:	96
• Average Maturity:	24.3 years
• Average Effective Maturity:	23.2 years
• Average Call Protection:	11.1 years
• Average Dollar Price:	$89.66
• TOB Leverage[3]:	14.3%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Ohio Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C
Share Class Symbol		ETOHX	EVOHX	ECOHX
Average Annual Total Returns (at net asset value)
One Year		-8.09%	-8.73%	-8.91%
Five Years		2.21	1.47	N.A.
Ten Years		3.25	2.47	N.A.
Life of Fund†		3.88	4.42	-1.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-12.45%	-13.13%	-9.79%
Five Years		1.22	1.14	N.A.
Ten Years		2.74	2.47	N.A.
Life of Fund†		3.54	4.42	-1.51
† Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 2/3/06

Total Annual
Operating Expenses[2]		Class A	Class B	Class C

Expense Ratio		1.08%	1.83%	1.83%

Distribution Rates/Yields		Class A	Class B	Class C
Distribution Rate[3]		4.68%	4.34%	3.87%
Taxable-Equivalent Distribution Rate[3,4]		7.70	7.15	6.37
SEC 30-day Yield[5]		4.27	4.17	3.72
Taxable-Equivalent SEC 30-day Yield[4,5]		7.03	6.87	6.12

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper Ohio Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-4.31%
Five Years		1.99
Ten Years		3.20

Portfolio Manager: William H. Ahern, Jr., CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Ohio Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98 and Class C on 2/3/06 (commencement of operations) would have been valued at $13,769 ($13,115 at the maximum offering price) and $9,604, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.31% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Ohio Municipal Debt Funds Classification contained 37, 32 and 28 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA:

AAA	38.7%	BBB	4.8%
AA	36.1%	B	1.3%
A	10.7%	Non-Rated	8.4%

Fund Statistics2

• Number of Issues:	121
• Average Maturity:	21.5 years
• Average Effective Maturity:	19.1 years
• Average Call Protection:	10.3 years
• Average Dollar Price:	$92.69
• TOB Leverage[3]:	7.9%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Rhode Island Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C
Share Class Symbol		ETRIX	EVRIX	ERICX
Average Annual Total Returns (at net asset value)
One Year		-9.14%	-9.87%	-9.85%
Five Years		1.42	0.68	N.A.
Ten Years		3.03	2.26	N.A.
Life of Fund†		3.65	3.30	-2.65

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-13.45%	-14.21% -10.72%
Five Years		0.44	0.34	N.A.
Ten Years		2.53	2.26	N.A.
Life of Fund†		3.31	3.30	-2.65
† Inception date: Class A: 12/7/93; Class B: 6/11/93; Class C: 3/20/06

Total Annual
Operating expenses[2]		Class A	Class B	Class C
Expense Ratio		1.14%	1.89%	1.88%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.86%	3.99%	3.99%
Taxable-Equivalent Distribution Rate[3,4]		8.30	6.81	6.81
SEC 30-day Yield[5]		4.56	4.00	3.99
Taxable-Equivalent SEC 30-day Yield[4,5]		7.79	6.83	6.81

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95

Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-4.19%
Five Years		1.81
Ten Years		3.03

Portfolio Manager: Robert B. MacIntosh, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Rhode Island Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

*Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98 and Class C on 3/20/06 (commencement of operations) would have been valued at $13,485 ($12,845 at the maximum offering price) and $9,342, respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.40% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.44% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 147, 136 and 116 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Rhode Island Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA:

AAA	20.8%	BBB	10.5%
AA	52.6%	Non-Rated	4.4%
A	11.7%

Fund Statistics2

• Number of Issues:	66
• Average Maturity:	20.1 years
• Average Effective Maturity:	18.8 years
• Average Call Protection:	7.3 years
• Average Dollar Price:	$90.30
• TOB Leverage[3]:	8.0%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance West Virginia Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds, and the Lehman Brothers Municipal Bond Long 22+ Index, the long bond component of the Lehman Brothers Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]		Class A	Class B	Class C
Share Class Symbol		ETWVX	EVWVX	ECWVX
Average Annual Total Returns (at net asset value)
One Year		-11.46%	-12.10%	N.A.
Five Years		0.64	-0.10	N.A.
Ten Years		2.56	1.79	N.A.
Life of Fund†		3.49	3.02	-10.99%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year		-15.64%	-16.34%	N.A.
Five Years		-0.33	-0.44	N.A.
Ten Years		2.06	1.79	N.A.
Life of Fund†		3.15	3.02	-11.85%††
† Inception date: Class A: 12/13/93; Class B: 6/11/93; Class C: 12/4/07
†† Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]		Class A	Class B	Class C
Expense Ratio		1.00%	1.74%	1.74%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.87%	3.97%	3.96%
Taxable-Equivalent Distribution Rate[3,4]		8.01	6.53	6.52
SEC 30-day Yield[5]		4.57	4.00	3.97
Taxable-Equivalent SEC 30-day Yield[5,6]		7.52	6.58	6.53

Index Performance[6] (Average Annual Total Returns)
Lehman Brothers Municipal Bond Index		Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%			-9.55%
Five Years	2.84			2.46
Ten Years	4.24			3.95
Lipper Averages[7]
Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns
One Year		-4.19%
Five Years		1.81
Ten Years		3.03

Portfolio Manager: Adam A. Weigold, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance West Virginia Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Bond Long 22+ Index *

**Source: Lipper, Inc. and Morningstar, Inc.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/98 and Class C on 12/4/07 (commencement of operations) would have been valued at $12,874 ($12,263 at the maximum offering price) and $8,901 ($8,815 after deduction of the applicable CDSC), respectively, on 9/30/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.25% relating to the Fund's liability with respect to floating-rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.23% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 147, 136 and 116 funds for the 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance West Virginia Municipals Fund as of September 30, 2008

Performance Information and Portfolio Composition

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 9/30/08 is as follows, and the average rating is AA:

AAA	30.5%	BBB	6.3%
AA	36.0%	Non-Rated	0.8%
A	26.4%

Fund Statistics2

• Number of Issues:	54
• Average Maturity:	21.6 years
• Average Effective Maturity:	21.1 years
• Average Call Protection:	9.1 years
• Average Dollar Price:	$82.21
• TOB Leverage[3]:	4.7%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer's current financial condition. 2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. 3 See Note 1I to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled TOB transactions and the effect of TOBs purchased in secondary market transactions.

Eaton Vance Municipals Funds as of September 30, 2008

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 – September 30, 2008).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$949.40	$7.99
Class B	$1,000.00	$946.20	$11.68
Class C	$1,000.00	$946.20	$11.73
Class I	$1,000.00	$949.60	$7.02

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.27
Class B	$1,000.00	$1,013.00	$12.08
Class C	$1,000.00	$1,013.00	$12.13
Class I	$1,000.00	$1,017.80	$7.26

*

Expenses are equal to the Fund’s annualized expense ratio of 1.64% for Class A shares, 2.40% for Class B shares, 2.41% for Class C shares and 1.44% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Municipals Funds as of September 30, 2008

FUND EXPENSES CONT’D

Eaton Vance Florida Plus Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$939.90	$5.58
Class B	$1,000.00	$937.10	$9.20
Class C	$1,000.00	$937.10	$9.25

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.81
Class B	$1,000.00	$1,015.50	$9.57
Class C	$1,000.00	$1,015.50	$9.62

*

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares and 1.91% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Massachusetts Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$948.30	$5.21
Class B	$1,000.00	$944.50	$8.85
Class C	$1,000.00	$943.40	$8.84
Class I	$1,000.00	$949.30	$4.24

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.40
Class B	$1,000.00	$1,015.90	$9.17
Class C	$1,000.00	$1,015.90	$9.17
Class I	$1,000.00	$1,020.70	$4.40

*

Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and 0.87% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Municipals Funds as of September 30, 2008

FUND EXPENSES CONT’D

Eaton Vance Mississippi Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$962.90	$5.25
Class B	$1,000.00	$959.40	$8.92
Class C	$1,000.00	$959.40	$8.92

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.40
Class B	$1,000.00	$1,015.90	$9.17
Class C	$1,000.00	$1,015.90	$9.17

*

Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class A shares, 1.82% for Class B shares and 1.82% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance New York Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual*
Class A	$1,000.00	$940.00	$5.58
Class B	$1,000.00	$936.40	$9.20
Class C	$1,000.00	$937.30	$9.20
Class I	$1,000.00	$940.90	$4.80

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.81
Class B	$1,000.00	$1,015.50	$9.57
Class C	$1,000.00	$1,015.50	$9.57
Class I	$1,000.00	$1,020.10	$5.00

*

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 0.99% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Municipals Funds as of September 30, 2008

FUND EXPENSES CONT’D

Eaton Vance Ohio Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$952.70	$4.78
Class B	$1,000.00	$949.70	$6.73
Class C	$1,000.00	$947.90	$8.42

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$4.95
Class B	$1,000.00	$1,018.10	$6.96
Class C	$1,000.00	$1,016.40	$8.72

*

Expenses are equal to the Fund’s annualized expense ratio of 0.98% for Class A shares, 1.38% for Class B shares and 1.73% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Rhode Island Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$947.10	$4.77
Class B	$1,000.00	$942.80	$8.40
Class C	$1,000.00	$942.90	$8.45

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$4.95
Class B	$1,000.00	$1,016.40	$8.72
Class C	$1,000.00	$1,016.30	$8.77

*

Expenses are equal to the Fund’s annualized expense ratio of 0.98% for Class A shares, 1.73% for Class B shares and 1.74% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance Municipals Funds as of September 30, 2008

FUND EXPENSES CONT’D

Eaton Vance West Virginia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/08)	(9/30/08)	(4/1/08 – 9/30/08)

Actual
Class A	$1,000.00	$943.40	$4.42
Class B	$1,000.00	$939.80	$8.05
Class C	$1,000.00	$939.90	$7.95

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.60
Class B	$1,000.00	$1,016.70	$8.37
Class C	$1,000.00	$1,016.80	$8.27

*

Expenses are equal to the Fund’s annualized expense ratio of 0.91% for Class A shares, 1.66% for Class B shares and 1.64% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2008.

Eaton Vance California Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 109.5%

Principal Amount
(000’s omitted)	Security	Value

Education — 3.7%
$3,500	California Educational Facilities Authority, (Lutheran
	University), 5.00%, 10/1/29	$2,927,645
2,500	California Educational Facilities Authority, (Santa Clara
	University), 5.25%, 9/1/26	2,373,800
4,000	California Educational Facilities Authority, (Stanford
	University), 5.25%, 12/1/32(1)	3,908,680
		$9,210,125

Electric Utilities — 1.0%
$3,000	Chula Vista, (San Diego Gas), (AMT), 5.00%, 12/1/27	$2,501,910
		$2,501,910

Escrowed / Prerefunded — 7.1%
$1,000	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.25%, 1/1/21	$1,251,670
11,285	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.50%, 11/1/16	14,213,458
5,765	San Joaquin Hills Transportation Corridor Agency, Toll Road
	Bonds, Escrowed to Maturity, 0.00%, 1/1/26	2,232,496
		$17,697,624

General Obligations — 2.4%
$4,000	California, 5.50%, 3/1/27	$4,011,480
2,400	California, (AMT), 5.05%, 12/1/36	1,972,392
		$5,983,872

Hospital — 15.0%
$1,000	California Health Facilities Financing Authority, (Catholic
	Healthcare West), 5.25%, 7/1/23	$933,650
5,600	California Health Facilities Financing Authority, (Cedars-Sinai
	Medical Center), 5.00%, 11/15/34	4,882,080
4,000	California Health Facilities Financing Authority, (Marshall
	Medical Center), 5.00%, 11/1/33	3,517,280
1,480	California Health Facilities Financing Authority, (Sutter
	Health), Variable Rate, 0.56%, 11/15/46(2)(3)(5)	811,839
2,250	California Infrastructure and Economic Development Bank,
	(Kaiser Hospital), 5.50%, 8/1/31	2,114,887
860	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.50%, 7/1/30	790,460
1,150	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.50%, 7/1/31	1,049,801
570	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.625%, 7/1/35	523,927

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$6,500	California Statewide Communities Development Authority,
	(Huntington Memorial Hospital), 5.00%, 7/1/35	$5,562,115
2,500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 8/15/34	2,185,250
2,500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 8/15/36	2,172,450
1,850	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.50%, 11/1/32	1,753,115
1,500	California Statewide Communities Development Authority,
	(Sonoma County Indian Health), 6.40%, 9/1/29	1,494,075
2,700	San Benito Health Care District, 5.40%, 10/1/20	2,374,056
1,000	Torrance Hospital, (Torrance Memorial Medical Center),
	5.50%, 6/1/31	924,430
1,650	Turlock, (Emanuel Medical Center, Inc.),
	5.375%, 10/15/34	1,371,744
1,250	Washington Health Care Facilities Authority, (Providence
	Health Care), 5.25%, 7/1/29	1,124,388
5,000	Washington Township Health Care District, 5.00%, 7/1/37	4,193,150
		$37,778,697

Housing — 1.6%
$3,000	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$2,252,280
1,373	Commerce, (Hermitage III Senior Apartments),
	6.50%, 12/1/29	1,294,441
415	Commerce, (Hermitage III Senior Apartments),
	6.85%, 12/1/29	385,539
		$3,932,260

Industrial Development Revenue — 1.6%
$2,750	California Pollution Control Financing Authority, (Browning
	Ferris Industries), (AMT), 5.80%, 12/1/16	$2,548,590
1,700	California Pollution Control Financing Authority, (Solid
	Waste Disposal), (AMT), 5.40%, 4/1/25	1,388,832
		$3,937,422

Insured-Electric Utilities — 9.2%
$2,315	Anaheim Public Financing Authority, (Electric System
	Distribution Facilities), (MBIA), 4.50%, 10/1/32	$1,927,654
5,000	California Pollution Control Financing Authority, Pollution
Control Revenue, (Pacific Gas and Electric), (MBIA), (AMT),
	5.35%, 12/1/16	4,831,500
7,305	Northern California Power Agency, (Hydroelectric), (MBIA),
	5.125%, 7/1/23(4)	7,138,203
2,000	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	1,833,700
2,250	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	2,057,040
7,070	Southern California Public Power Authority, (Transmission
	Project), (MBIA), 0.00%, 7/1/15	5,260,928
		$23,049,025

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
25

Eaton Vance California Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded — 5.6%
$2,500	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (AMBAC), Prerefunded to
	1/1/28, 5.00%, 7/1/33	$2,473,900
5,000	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (FGIC), Prerefunded to
	1/1/28, 5.00%, 7/1/29	4,947,800
15,000	Foothill/Eastern Corridor Agency, Toll Road Bonds, (FSA),
	Escrowed to Maturity, 0.00%, 1/1/28	5,155,350
1,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to
	7/1/10, 5.25%, 7/1/29(4)	1,581,555
		$14,158,605

Insured-General Obligations — 5.8%
$2,000	Allan Hancock, (Joint Community College), (FSA),
	4.375%, 8/1/31	$1,674,080
2,500	California, (AGC), 4.50%, 8/1/30	2,154,650
6,500	Los Angeles Unified School District, (Election of 2005),
	(FSA), 4.75%, 7/1/32(4)	5,794,295
2,285	Merced Unified School District, (FGIC), 0.00%, 8/1/19	1,267,101
3,300	Puerto Rico, (FSA), Variable Rate, 0.549%, 7/1/27(2)(3)	3,661,383
		$14,551,509

Insured-Hospital — 4.0%
$2,900	California Health Facilities Financing Authority, (Kaiser
	Permanente), (BHAC), 5.00%, 4/1/37	$2,642,161
2,550	California Statewide Communities Development Authority,
	(Children’s Hospital Los Angeles), (MBIA), 5.25%, 8/15/29	2,459,016
4,920	California Statewide Communities Development Authority,
	(Sutter Health), (FSA), 5.75%, 8/15/27(4)	5,007,576
		$10,108,753

Insured-Lease Revenue / Certificates of
Participation — 6.9%
$6,500	Anaheim Public Financing Authority, (Public Improvements),
	(FSA), 0.00%, 9/1/22	$2,956,720
11,280	Anaheim Public Financing Authority, (Public Improvements),
	(FSA), 0.00%, 9/1/30	2,964,722
5,000	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 9/1/17	3,241,950
5,370	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 3/1/18	3,349,914
5,500	San Diego County Water Authority, (FSA), 5.00%, 5/1/38	5,100,150
		$17,613,456

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 2.0%
$2,750	Golden State Tobacco Securitization Corp., (AGC),
	5.00%, 6/1/45	$2,447,390
3,145	Golden State Tobacco Securitization Corp., (FGIC),
	5.00%, 6/1/38	2,577,139
		$5,024,529

Insured-Special Tax Revenue — 4.1%
$2,565	Ceres Redevelopment Agency, (Ceres Redevelopment
	Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$1,919,954
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	4,747,300
4,540	San Francisco Bay Area Rapid Transportation District,
	Sales Tax Revenue, (FSA), 4.25%, 7/1/36	3,643,577
		$10,310,831

Insured-Transportation — 4.8%
$9,420	Alameda Corridor Transportation Authority, (MBIA),
	0.00%, 10/1/33	$2,051,582
4,320	Los Angeles County Metropolitan Transportation Authority,
	(AMBAC), 5.00%, 7/1/23(4)	4,231,425
5,460	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32(4)	5,155,605
1,800	San Joaquin Hills Transportation Corridor Agency, Toll Road
	Bonds, (MBIA), 0.00%, 1/15/24	676,818
		$12,115,430

Insured-Water and Sewer — 9.0%
$8,000	Clovis Public Financing Authority, Wastewater Revenue,
	(AMBAC), 4.50%, 8/1/38	$6,493,360
6,225	Los Angeles Department of Water and Power, (FSA),
	4.75%, 7/1/36	5,475,697
1,680	Los Angeles Department of Water and Power, (MBIA),
	3.00%, 7/1/30	1,108,968
6,000	San Diego County Water Authority, (FGIC),
	5.681%, 4/22/09	6,106,800
4,135	San Francisco City and County Public Utilities Commission,
	(FSA), 4.25%, 11/1/33	3,335,043
		$22,519,868

Lease Revenue / Certificates of Participation — 9.3%
$5,000	California Public Works, (University of California),
	5.25%, 6/1/20	$5,068,500
5,115	Los Angeles County, (Disney Parking), 0.00%, 3/1/16	3,510,066
1,925	Los Angeles County, (Disney Parking), 0.00%, 3/1/17	1,239,662
3,100	Los Angeles County, (Disney Parking), 0.00%, 3/1/20	1,613,302
6,090	Pasadena Parking Facility, 6.25%, 1/1/18	6,771,349
5,000	Sacramento City Financing Authority, 5.40%, 11/1/20	5,197,500
		$23,400,379

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
26

Eaton Vance California Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 1.3%
$615	California Infrastructure and Economic Development Bank,
	(Performing Arts Center of Los Angeles), 5.00%, 12/1/32	$555,855
920	California Infrastructure and Economic Development Bank,
	(Performing Arts Center of Los Angeles), 5.00%, 12/1/37	819,334
2,410	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	1,806,873
		$3,182,062

Senior Living / Life Care — 0.4%
$250	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.75%, 11/15/26	$201,505
1,000	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.875%, 11/15/36	760,000
		$961,505

Special Tax Revenue — 8.4%
$2,500	Bonita Canyon Public Financing Authority, 5.375%, 9/1/28	$2,281,750
415	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/26	335,312
665	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/34	510,128
1,810	Corona Public Financing Authority, 5.80%, 9/1/20	1,727,537
985	Fairfield Improvement Bond Act of 1915, (North
	Cordelia District), 7.375%, 9/2/18	1,019,908
2,105	Lincoln Public Financing Authority, Improvement Bond
	Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	2,070,268
1,430	Moreno Valley Unified School District, 5.95%, 9/1/34	1,326,911
6,475	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	5,787,808
1,675	Santa Margarita Water District, 6.20%, 9/1/20	1,685,167
1,000	Santaluz Community Facilities District No. 2, 6.20%, 9/1/30	931,000
350	Temecula Unified School District, 5.00%, 9/1/27	290,301
535	Temecula Unified School District, 5.00%, 9/1/37	421,676
1,000	Torrance Redevelopment Agency, 5.625%, 9/1/28	864,930
1,000	Tustin Community Facilities District, 6.00%, 9/1/37	900,460
900	Whittier Public Financing Authority, (Greenleaf Avenue
	Redevelopment), 5.50%, 11/1/23	810,630
		$20,963,786

Transportation — 4.5%
$2,750	Los Angeles Department of Airports, (Los Angeles
	International Airport), 5.375%, 5/15/30	$2,475,550
9,990	San Francisco Bay Area Rapid Transit District,
	(Election of 2004), 4.75%, 8/1/37	8,912,146
10	San Francisco Bay Area Rapid Transit District,
	(Election of 2004), 4.75%, 8/1/37	8,921
		$11,396,617

Principal Amount
(000’s omitted)	Security	Value
Water and Sewer — 1.8%
$3,160	California Department of Water Resources,
	5.00%, 12/1/29	$3,055,625
1,740	Metropolitan Water District of Southern California,
	(Waterworks Revenue Authorization), 4.75%, 7/1/36(4)	1,548,461
		$4,604,086

Total Tax-Exempt Investments — 109.5%
(identified cost $291,746,555)		$275,002,351

Other Assets, Less Liabilities — (9.5)%		$(23,764,579)

Net Assets — 100.0%		$251,237,772

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 47.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 18.7% of total investments.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $4,473,222 or 1.8% of the Fund’s net assets.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(5)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
27

Eaton Vance Florida Plus Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 104.3%

Principal Amount
(000’s omitted)	Security	Value

Education — 4.0%
$6,000	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.00%, 10/1/38	$5,801,100
1,120	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.00%, 7/1/38	1,082,894
		$6,883,994

Electric Utilities — 2.7%
$5,030	Salt River Project, AZ, Agricultural Improvements and
	Power District, 5.00%, 1/1/38	$4,742,435
		$4,742,435

Escrowed / Prerefunded — 1.5%
$615	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.10%, 10/1/22	$673,425
1,675	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.875%, 10/1/22	2,000,570
		$2,673,995

Health Care-Miscellaneous — 0.6%
$950	Osceola County Industrial Development Authority,
	Community Provider Pooled Loan, 7.75%, 7/1/17	$950,133
		$950,133

Hospital — 6.4%
$315	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.50%, 7/1/30	$289,529
420	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.50%, 7/1/31	383,405
240	California Statewide Communities Development Authority,
	(Catholic Healthcare West), 5.625%, 7/1/35	220,601
1,575	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/32	1,441,913
2,500	Michigan Hospital Finance Authority, (Henry Ford
	Health System), 5.00%, 11/15/38	2,020,825
3,170	Michigan Hospital Finance Authority, (Henry Ford
	Health System), 5.25%, 11/15/32	2,717,831
640	New York Dormitory Authority, (Orange Regional
	Medical Center), 6.125%, 12/1/29	581,907
1,275	New York Dormitory Authority, (Orange Regional
	Medical Center), 6.25%, 12/1/37	1,152,230
2,500	West Orange Health Care District, 5.80%, 2/1/31	2,314,400
		$11,122,641

Principal Amount
(000’s omitted)	Security	Value

Housing — 1.3%
$395	Florida Housing Finance Authority, (AMT), 6.35%, 7/1/28	$398,006
1,680	Massachusetts Housing Finance Agency, (AMT),
	5.30%, 12/1/37	1,435,106
345	Orange County Housing Finance Authority, (AMT),
	6.60%, 4/1/28	346,622
		$2,179,734

Industrial Development Revenue — 5.8%
$2,155	Broward County, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	$1,947,707
2,460	Capital Trust Agency, (Fort Lauderdale Project), (AMT),
	5.75%, 1/1/32	1,996,167
3,000	Liberty Development Corp., NY, (Goldman Sachs
	Group, Inc.), 5.25%, 10/1/35(1)	2,522,389
2,000	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35	1,681,540
2,400	St. John Baptist Parish,, LA, (Marathon Oil Corp.),
	5.125%, 6/1/37	1,858,440
		$10,006,243

Insured-Education — 2.0%
$3,800	University of Vermont and State Agricultural College, (MBIA),
	5.00%, 10/1/40	$3,477,076
		$3,477,076

Insured-Electric Utilities — 0.7%
$1,350	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/34	$1,237,747
		$1,237,747

Insured-General Obligations — 7.3%
$1,035	King County, WA, Public Hospital District No. 1, (AGC),
	5.00%, 12/1/37	$953,131
2,065	Monroe Township, NJ, Board of Education, Middlesex County,
	(AGC), 4.75%, 3/1/38	1,893,750
3,075	Portage, MI, Public Schools, (FSA), 5.00%, 5/1/31	2,900,125
2,700	Puerto Rico, (MBIA), 5.50%, 7/1/20	2,646,027
10,655	San Juan, CA, Unified School District, (FSA),
	0.00%, 8/1/24	4,321,881
		$12,714,914

Insured-Health Care-Miscellaneous — 0.00%
$13	Osceola County Industrial Development Authority, Community
	Provider Pooled Loan-93 Program, (FSA), 7.75%, 7/1/10	$13,152
		$13,152

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
28

Eaton Vance Florida Plus Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital — 11.7%
$1,150	California Health Facilities Financing Authority, (Kaiser
	Permanente), (BHAC), 5.00%, 4/1/37	$1,047,754
5,000	California Statewide Communities Development Authority,
	(Catholic Healthcare West), (AGC), 5.25%, 7/1/41	4,646,500
6,340	Maryland Health and Higher Educational Facilities Authority,
	(Lifebridge Health), (AGC), 4.75%, 7/1/42(1)	5,545,439
35	Maryland Health and Higher Educational Facilities Authority,
	(Lifebridge Health), (AGC), 4.75%, 7/1/42	30,613
9,560	Sarasota County Public Hospital Board, (Sarasota
	Memorial Hospital), (MBIA), 5.50%, 7/1/28	8,978,656
		$20,248,962

Insured-Housing — 1.7%
$3,000	Florida Housing Finance Authority, (Brittany of Rosemont),
	(AMBAC), (AMT), 6.875%, 8/1/26	$3,000,720
		$3,000,720

Insured-Lease Revenue / Certificates of
Participation — 1.5%
$2,675	Scago, SC, Educational Facility Corp., Pickens School District,
	(FSA), 5.00%, 12/1/24	$2,538,254
		$2,538,254

Insured-Other Revenue — 1.0%
$1,710	Kentucky Economic Development Finance Authority,
	(Louisville Arena Project), (AGC), 6.00%, 12/1/33	$1,653,861
		$1,653,861

Insured-Special Tax Revenue — 13.5%
$5,845	Baton Rouge, LA, Public Improvement, (FSA),
	4.25%, 8/1/32	$4,764,259
1,520	Louisiana Gas and Fuels Tax, (FGIC), (FSA),
	5.00%, 5/1/41	1,388,216
3,910	Massachusetts Bay Transportation Authority, (MBIA),
	4.00%, 7/1/33	3,035,411
14,715	Metropolitan Pier and Exposition Authority, IL, (McCormick
	Place Expansion), (MBIA), 0.00%, 12/15/24	5,824,933
1,575	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/36	265,293
6,630	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/37	1,045,286
5,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/38	735,800
10,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/39	1,364,400
10,055	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/40	1,282,616

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$870	Opa-Locka Sales Tax, (FGIC), 7.00%, 1/1/14	$872,323
4,140	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/16	2,853,454
		$23,431,991

Insured-Transportation — 10.6%
$4,405	Central Puget Sound Regional Transportation Authority,
	WA, Sales & Use Tax Revenue, (FSA), 5.00%, 11/1/34	$4,136,339
1,400	Chicago, IL, (O’Hare International Airport), (FSA),
	4.50%, 1/1/38	1,163,988
2,070	Chicago, IL, (O’Hare International Airport), (FSA),
	5.00%, 1/1/38	1,881,092
7,620	Miami-Dade County, Aviation Revenue, (Miami International
	Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	6,239,561
1,100	Port Palm Beach District, (Public Improvements), (XLCA),
	0.00%, 9/1/22	502,403
1,100	Port Palm Beach District, (Public Improvements), (XLCA),
	0.00%, 9/1/23	468,061
4,500	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	4,080,060
		$18,471,504

Insured-Water and Sewer — 9.1%
$7,190	Austin, TX, Water and Wastewater System, (FSA),
	5.00%, 11/15/34(2)	$6,656,790
860	Miami Beach, Storm Water, (FGIC), 5.375%, 9/1/30	789,007
2,200	Pearland, TX, Waterworks and Sewer Systems, (FSA),
	4.50%, 9/1/34	1,850,948
2,600	Tampa Bay Water Utility System, (FGIC),
	4.75%, 10/1/27(1)	2,324,126
4,150	Tampa Bay Water Utility System, (FGIC), Prerefunded to
	10/1/08, 4.75%, 10/1/27(1)	4,191,446
		$15,812,317

Nursing Home — 1.9%
$3,500	Orange County Health Facilities Authority, (Westminster
	Community Care), 6.60%, 4/1/24	$3,325,735
		$3,325,735

Senior Living / Life Care — 2.8%
$4,070	North Miami Health Care Facilities Authority, (Imperial Club),
	6.125%, 1/1/42	$3,300,322
1,750	Plantation Health Facilities Authority, (Covenant Village
	of Florida), 5.125%, 12/1/22	1,577,223
		$4,877,545

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
29

Eaton Vance Florida Plus Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 14.0%
$245	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/21	$228,271
1,185	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/31	1,040,726
480	Dupree Lakes Community Development District,
	5.00%, 11/1/10	459,850
530	Dupree Lakes Community Development District,
	5.00%, 5/1/12	488,188
1,000	Dupree Lakes Community Development District,
	5.375%, 5/1/37	746,480
955	Fishhawk Community Development District,
	6.125%, 5/1/34	904,882
230	Gateway Services Community Development District,
	6.50%, 5/1/33	229,984
655	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.20%, 5/1/35	626,259
475	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.50%, 5/1/34	472,036
1,265	Heritage Springs Community Development District,
	5.25%, 5/1/26	1,112,694
180	Longleaf Community Development District, 6.20%, 5/1/09	179,123
880	New River Community Development District, (Capital
	Improvements), 5.00%, 5/1/13	561,924
360	New River Community Development District, (Capital
	Improvements), 5.35%, 5/1/38	226,022
1,195	North Springs Improvement District, (Heron Bay),
	5.20%, 5/1/27	878,612
6,065	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	5,421,322
2,270	River Hall Community Development District, (Capital
	Improvements), 5.45%, 5/1/36	1,668,768
960	Southern Hills Plantation I Community Development District,
	5.80%, 5/1/35	787,190
1,670	Sterling Hill Community Development District,
	6.20%, 5/1/35	1,596,720
2,465	Tisons Landing Community Development District,
	5.625%, 5/1/37	1,486,617
2,635	University Square Community Development District,
	6.75%, 5/1/20	2,662,694
400	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/29	328,760
2,870	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/35	2,275,250
		$24,382,372

Principal Amount
(000’s omitted)	Security	Value
Transportation — 4.2%
$2,385	Florida Mid-Bay Bridge Authority, 6.10%, 10/1/22	$2,351,943
6,000	Metropolitan Transportation Authority, NY,
	4.50%, 11/15/38	4,998,840
		$7,350,783

Total Tax-Exempt Investments — 104.3%
(identified cost $201,963,321)		$181,096,108

Other Assets, Less Liabilities — (4.3)%		$(7,516,106)

Net Assets — 100.0%		$173,580,002

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At September 30, 2008, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Florida	43.2%
Others, representing less than 10% individually	61.1%

The Fund invests primarily in debt securities issued by Florida and other state municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 56.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 17.5% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
30

Eaton Vance Massachusetts Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 108.7%

Principal Amount
(000’s omitted)	Security	Value

Education — 21.1%
$15,000	Massachusetts Development Finance Agency, (Boston
	College), 5.00%, 7/1/42(1)	$13,536,375
4,500	Massachusetts Development Finance Agency, (Boston
	University), 5.45%, 5/15/59	4,135,635
4,000	Massachusetts Development Finance Agency, (Boston
	University), 6.00%, 5/15/59	4,019,520
6,000	Massachusetts Development Finance Agency, (Dexter School),
	5.00%, 5/1/37	5,356,500
1,000	Massachusetts Development Finance Agency, (Middlesex
	School), 5.00%, 9/1/33	913,610
1,000	Massachusetts Development Finance Agency, (Wheeler
	School), 6.50%, 12/1/29	1,001,680
10,000	Massachusetts Health and Educational Facilities Authority,
	(Berklee College), 5.00%, 10/1/37	9,012,500
6,000	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.00%, 10/1/38	5,801,100
1,700	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.125%, 7/15/37	1,675,945
10,215	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.25%, 7/1/33(2)	10,228,177
1,450	Massachusetts Industrial Finance Agency, (St. John’s High
	School, Inc.), 5.35%, 6/1/28	1,310,278
		$56,991,320

Electric Utilities — 6.4%
$8,715	Massachusetts Development Finance Agency, (Dominion
	Energy Brayton Point), (AMT), 5.00%, 2/1/36	$6,881,538
3,000	Puerto Rico Electric Power Authority, Series N,
	0.00%, 7/1/17	1,922,340
13,230	Puerto Rico Electric Power Authority, Series O,
	0.00%, 7/1/17	8,478,313
		$17,282,191

Escrowed / Prerefunded — 8.7%
$20,000	Massachusetts Turnpike Authority, Escrowed to Maturity,
	5.00%, 1/1/20	$20,759,400
2,540	Massachusetts Water Resources Authority, Escrowed to
	Maturity, 5.25%, 12/1/15	2,705,913
		$23,465,313

Hospital — 11.8%
$1,000	Massachusetts Health and Educational Facilities Authority,
	(Berkshire Health System), 6.25%, 10/1/31	$963,450
1,070	Massachusetts Health and Educational Facilities Authority,
	(Beth Israel Deaconess Medical Center, Inc.), 5.125%, 7/1/38	900,598

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$1,135	Massachusetts Health and Educational Facilities Authority,
	(Central New England Health Systems), 6.125%, 8/1/13	$1,136,930
7,960	Massachusetts Health and Educational Facilities Authority,
	(Dana-Farber Cancer Institute), 5.00%, 12/1/37	7,171,562
2,055	Massachusetts Health and Educational Facilities Authority,
	(Healthcare System-Covenant Health), 6.00%, 7/1/22	2,089,873
11,820	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/32(1)	10,821,387
35	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.75%, 7/1/32	34,705
9,000	Massachusetts Industrial Finance Agency, (Biomedical
	Research Corp.), 0.00%, 8/1/09	8,787,600
		$31,906,105

Housing — 5.3%
$2,000	Massachusetts Housing Finance Agency, (AMT),
	4.65%, 12/1/36	$1,507,900
5,000	Massachusetts Housing Finance Agency, (AMT),
	4.85%, 6/1/40	3,830,500
3,960	Massachusetts Housing Finance Agency, (AMT),
	5.10%, 12/1/37	3,274,326
3,875	Massachusetts Housing Finance Agency, (AMT),
	5.20%, 12/1/37	3,254,845
2,750	Massachusetts Housing Finance Agency, (AMT),
	5.30%, 12/1/37	2,349,133
		$14,216,704

Industrial Development Revenue — 2.3%
$2,155	Massachusetts Industrial Finance Agency, (American
	Hingham Water Co.), (AMT), 6.60%, 12/1/15	$2,157,629
5,170	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	4,036,167
		$6,193,796

Insured-Education — 8.7%
$8,555	Massachusetts College Building Authority, (XLCA),
	0.00%, 5/1/22	$3,913,570
2,500	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/28	2,426,975
5,000	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/33	4,823,550
4,700	Massachusetts Development Finance Agency, (Boston
	University), (XLCA), 5.375%, 5/15/39	4,402,302
5,460	Massachusetts Development Finance Agency, (College of
	the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	5,350,564
2,800	Massachusetts Development Finance Agency,
	(Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,557,604
		$23,474,565

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
31

Eaton Vance Massachusetts Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value
Insured-Escrowed / Prerefunded — 0.1%
$200	Massachusetts Turnpike Authority, (MBIA), Escrowed to
	Maturity, 5.00%, 1/1/20	$207,594
		$207,594

Insured-General Obligations — 0.4%
$1,200	Puerto Rico, (MBIA), 5.50%, 7/1/20	$1,176,012
		$1,176,012

Insured-Hospital — 0.7%
$1,950	Massachusetts Health and Educational Facilities Authority,
(The Medical Center of Central Massachusetts), (AMBAC),
	Variable Rate, 9.964%, 6/23/22(3)	$1,971,080
		$1,971,080

Insured-Lease Revenue / Certificates of
Participation — 2.6%
$7,500	Massachusetts Development Finance Agency, (MBIA),
	5.125%, 2/1/34	$7,088,025
		$7,088,025

Insured-Other Revenue — 5.3%
$13,680	Massachusetts Development Finance Agency, (WGBH
	Educational Foundation), (AMBAC), 5.75%, 1/1/42	$14,102,302
35	Massachusetts Health and Educational Facilities Authority,
	(Capital Assets), (MBIA), 7.20%, 7/1/09	35,133
		$14,137,435

Insured-Special Tax Revenue — 4.3%
$4,290	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$4,168,293
7,500	Massachusetts, Special Obligation, Dedicated Tax Revenue,
	(FGIC), 5.50%, 1/1/30	7,288,875
		$11,457,168

Insured-Student Loan — 3.6%
$3,000	Massachusetts Educational Financing Authority, (AGC),
	(AMT), 6.35%, 1/1/30	$2,812,590
9,330	Massachusetts Educational Financing Authority, (AMBAC),
	(AMT), 4.70%, 1/1/33	6,851,672
		$9,664,262

Insured-Transportation — 12.0%
$5,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/32	$4,067,100

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)
$10,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/38	$7,958,500
19,000	Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28	5,963,720
10,750	Massachusetts Turnpike Authority, Metropolitan Highway
	System, (MBIA), 0.00%, 1/1/22	5,038,848
4,320	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	4,020,775
5,825	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	5,281,411
		$32,330,354

Nursing Home — 2.0%
$2,320	Massachusetts Health and Educational Facilities Authority,
	(Christopher House), 6.875%, 1/1/29	$2,197,481
3,080	Massachusetts Industrial Finance Agency, (Age Institute of
	Massachusetts), 8.05%, 11/1/25	3,088,347
		$5,285,828

Other Revenue — 1.7%
$4,455	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/34(1)	$4,485,561
		$4,485,561

Senior Living / Life Care — 2.4%
$1,250	Massachusetts Development Finance Agency, (Berkshire
	Retirement Community, Inc./Edgecombe), 5.10%, 7/1/29	$1,024,975
615	Massachusetts Development Finance Agency, (First Mortgage
	VOA Concord), 5.125%, 11/1/27	468,132
2,190	Massachusetts Development Finance Agency, (First Mortgage
	VOA Concord), 5.20%, 11/1/41	1,549,753
4,650	Massachusetts Development Finance Agency, (Linden
	Ponds, Inc.), 5.75%, 11/15/42	3,456,903
		$6,499,763

Solid Waste — 1.1%
$3,250	Massachusetts Industrial Finance Agency, Resource Recovery,
	(Ogden Haverhill), (AMT), 5.60%, 12/1/19	$3,084,153
		$3,084,153

Special Tax Revenue — 2.2%
$7,000	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/23	$3,008,880
3,335	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/31	805,669
10,395	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/34	2,042,098
		$5,856,647

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
32

Eaton Vance Massachusetts Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value
Water and Sewer — 6.0%
$7,260	Boston Industrial Development Authority, (Harbor Electric
	Energy Co.), (AMT), 7.375%, 5/15/15	$7,322,145
10,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	7,225,500
1,625	Massachusetts Water Resources Authority, 5.25%, 12/1/15	1,725,669
		$16,273,314

Total Tax-Exempt Investments — 108.7%
(identified cost $320,353,011)		$293,047,190

Short -Term Investments — 0.8%

Principal Amount
(000’s omitted)	Description	Value
$2,295	Massachusetts Development Finance Agency, (Brooks School),
	(SPA: Fleet National Bank), (MBIA), Variable Rate,
	8.00%, 7/1/29(4)	$2,295,000

Total Short-Term Investments — 0.8%
(identified cost $2,295,000)		$2,295,000

Total Investments — 109.5%
(identified cost $322,648,011)		$295,342,190

Other Assets, Less Liabilities — (9.5)%		$(25,698,669)

Net Assets — 100.0%		$269,643,521

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

MBIA - Municipal Bond Insurance Association

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 35.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 12.8% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.
(4)	Variable rate demand obligation. The stated interest rate represents the rate in effect at September 30, 2008.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
33

Eaton Vance Mississippi Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 100.0%
Principal Amount
(000’s omitted)	Security	Value

Education — 2.9%
$500	University Educational Building Corp.,
	(Residential College), 5.00%, 10/1/33	$463,055
		$463,055

Escrowed / Prerefunded — 8.3%
$1,750	Mississippi Housing Finance Corp., Single Family,
	Escrowed to Maturity, 0.00%, 6/1/15(1)	$1,320,778
		$1,320,778

General Obligations — 3.4%
$285	Mississippi, 4.75%, 1/1/27	$262,089
300	Mississippi, 4.75%, 1/1/28	274,626
		$536,715

Hospital — 6.0%
$500	Mississippi Hospital Equipment and Facilities Authority,
	(Baptist Health System), 5.00%, 8/15/29	$442,245
600	Mississippi Hospital Equipment and Facilities Authority,
	(South Central Regional Medical Center), 5.25%, 12/1/31	506,982
		$949,227

Industrial Development Revenue — 6.8%
$200	Lowndes County, (Weyerhaeuser), 6.80%, 4/1/22	$200,314
175	Mississippi Business Finance Corp., (Air Cargo), (AMT),
	7.25%, 7/1/34	157,510
500	Mississippi Business Finance Corp.,
	(Northrop Grumman Ship System), 4.55%, 12/1/28	415,800
300	Warren County, (International Paper), (AMT), 6.70%, 8/1/18	300,495
		$1,074,119

Insured-Bond Bank — 2.6%
$435	Mississippi Development Bank, (Capital Projects), (AMBAC),
	5.00%, 7/1/24	$416,217
		$416,217

Insured-Electric Utilities — 5.8%
$750	Mississippi Development Bank, (Municipal Energy), (XLCA),
	5.00%, 3/1/41	$603,743
300	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(2)	308,646
		$912,389

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded — 12.8%
$750	Jackson State University Educational Building Corp., (FGIC),
	Prerefunded to 3/1/14, 5.00%, 3/1/29	$802,095
250	Mississippi Development Bank, (Waste Water Treatment),
	(FSA), Prerefunded to 2/1/13, 5.00%, 2/1/28	266,353
150	Puerto Rico, (FSA), Prerefunded to 7/1/11, 5.125%, 7/1/30	158,865
250	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	263,864
500	Southern Mississippi University Educational Building Corp.,
	(AMBAC), Prerefunded to 3/1/11, 5.00%, 3/1/21	529,355
		$2,020,532

Insured-General Obligations — 11.8%
$500	Hinds County, (MBIA), 6.25%, 3/1/11	$537,975
400	Mississippi Development Bank, (FSA), 4.50%, 10/1/36	333,532
200	Mississippi Development Bank, (Gulf Coast College District),
	(XLCA), 4.25%, 1/1/24	167,806
500	Mississippi Development Bank, (Jackson Public School District),
	(FSA), 5.375%, 4/1/28	491,405
100	Puerto Rico, (FSA), 5.125%, 7/1/30	97,245
220	Puerto Rico, (FSA), Variable Rate, 0.549%, 7/1/27(3)(4)	244,092
		$1,872,055

Insured-Hospital — 10.5%
$750	Gulfport, (Gulfport Memorial Hospital), (MBIA),
	6.20%, 7/1/18	$751,770
370	Hinds County, (Mississippi Methodist Hospital), (AMBAC),
	5.60%, 5/1/12	385,751
610	Mississippi Development Bank, (Covington County Hospital),
	(AMBAC), 5.00%, 7/1/31	529,998
		$1,667,519

Insured-Lease Revenue / Certificates of
Participation — 3.0%
$250	Mississippi Development Bank,
	(Capital Projects & Equipment), (FSA), 5.00%, 7/1/28	$236,473
250	Mississippi Development Bank,
	(Capital Projects & Equipment), (FSA), 5.25%, 7/1/26	244,612
		$481,085

Insured-Special Tax Revenue — 0.7%
$735	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$41,042
135	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	14,519
270	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	27,219
215	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	20,277
		$103,057

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
34

Eaton Vance Mississippi Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 8.2%
$500	Jackson Municipal Airport Authority, (AMBAC),
	5.00%, 10/1/31	$450,720
250	Mississippi Development Bank, (Mississippi Highway
	Construction), (FGIC), 5.00%, 1/1/25	237,950
175	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.25%, 7/1/38	158,669
500	Puerto Rico Highway and Transportation Authority,
	(MBIA), 5.25%, 7/1/32	457,520
		$1,304,859

Insured-Water and Sewer — 8.9%
$300	Gautier Utility District, (FGIC), 5.125%, 3/1/19	$301,527
250	Jackson Water and Sewer System, (FSA), 4.75%, 9/1/24	231,020
435	Mississippi Development Bank, (Combined Water & Sewer
	System), (AMBAC), 5.00%, 7/1/23	419,566
250	Mississippi Development Bank, (Combined Water & Sewer
	System), (FSA), 5.00%, 9/1/29	235,157
250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), (AMBAC), 5.00%, 7/1/32	229,793
		$1,417,063

Nursing Home — 1.6%
$280	Mississippi Business Finance Corp., (Magnolia Healthcare),
	7.99%, 7/1/25	$255,931
		$255,931

Other Revenue — 1.0%
$3,110	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$111,866
2,195	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	44,471
		$156,337

Special Tax Revenue — 2.7%
$485	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$433,527
		$433,527

Principal Amount
(000’s omitted)	Security	Value
Water and Sewer — 3.0%
$250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), 5.25%, 7/1/28	$236,177
250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), 5.25%, 7/1/31	233,923
		$470,100

Total Tax-Exempt Investments — 100.0%
(identified cost $16,719,943)		$15,854,565

Other Assets, Less Liabilities — 0.00%		$7,026

Net Assets — 100.0%		$15,861,591

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Mississippi municipalities. In addition, 15.0% of the Fund’s net assets at September 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 64.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.9% to 19.9% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $244,092 or 1.5% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
35

Eaton Vance New York Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 113.0%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.0%
$4,250	Suffolk County Industrial Development Agency,
	(Nissequogue Cogeneration Partners Facility), (AMT),
	5.50%, 1/1/23	$3,546,285
		$3,546,285

Education — 22.8%
$3,200	Hempstead Industrial Development Agency,
	(Adelphi University), 4.50%, 10/1/24	$2,811,712
2,110	New York City Industrial Development Agency,
	(St. Francis College), 5.00%, 10/1/34	1,887,374
8,500	New York Dormitory Authority, (City University),
	6.00%, 7/1/20	9,134,185
1,660	New York Dormitory Authority, (City University),
	7.50%, 7/1/10	1,747,980
10,000	New York Dormitory Authority, (Columbia University),
	5.00%, 7/1/38(1)	9,668,860
5,000	New York Dormitory Authority, (Columbia University),
	5.00%, 7/1/38(2)	4,834,350
5,000	New York Dormitory Authority, (New York University),
	5.00%, 7/1/38	4,663,150
18,775	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/19	19,655,547
14,680	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/21	14,838,544
2,000	New York Dormitory Authority, (State University
	Educational Facilities), 5.50%, 5/15/19	2,094,800
2,650	New York Dormitory Authority, (Vassar College),
	4.25%, 7/1/39	2,123,260
10,000	New York Dormitory Authority, (Vassar College),
	5.00%, 7/1/46	9,192,500
		$82,652,262

Electric Utilities — 2.9%
$1,500	Long Island Power Authority, Electric System Revenue,
	5.00%, 9/1/24	$1,425,630
5,000	New York State Energy Research and Development
	Authority, (Brooklyn Union Gas), 6.952%, 7/1/26	5,014,100
4,800	Suffolk County Industrial Development Agency,
	(Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	4,158,432
		$10,598,162

General Obligations — 1.1%
$4,155	New York City, 5.25%, 9/15/33	$3,946,170
		$3,946,170

Principal Amount
(000’s omitted)	Security	Value

Health Care-Miscellaneous — 0.2%
$340	New York City Industrial Development Agency,
	(A Very Special Place, Inc.), 5.75%, 1/1/29	$277,297
110	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series A, 7.50%, 9/1/15	111,021
55	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series C, 7.50%, 9/1/15	55,510
165	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series F, 7.50%, 9/1/15	166,531
145	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series J, 7.50%, 9/1/15	146,346
		$756,705

Hospital — 14.2%
$995	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$961,419
3,070	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.40%, 11/15/29	2,741,786
3,000	Fulton County Industrial Development Agency,
	(Nathan Littauer Hospital), 6.00%, 11/1/18	2,762,910
4,250	Monroe County Industrial Development Agency,
	(Highland Hospital), 5.00%, 8/1/22	3,850,203
560	Nassau County Industrial Development Agency,
	(North Shore Health System), 5.875%, 11/1/11	576,794
4,500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.50%, 7/1/30	3,822,030
11,490	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), 4.75%, 7/1/28(1)	10,407,489
6,750	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), 5.00%, 7/1/36	6,281,078
50	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), 5.00%, 7/1/36	46,526
2,000	New York Dormitory Authority, (Methodist Hospital),
	5.25%, 7/1/33	1,698,460
3,155	New York Dormitory Authority, (North Shore Hospital),
	5.00%, 11/1/34	2,708,220
4,500	New York Dormitory Authority, (NYU Hospital Center),
	5.625%, 7/1/37	3,974,130
1,420	New York Dormitory Authority, (Orange Regional
	Medical Center), 6.125%, 12/1/29	1,291,107
2,830	New York Dormitory Authority, (Orange Regional
	Medical Center), 6.25%, 12/1/37	2,557,499
2,750	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 5.875%, 12/1/29	2,379,520
1,000	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 6.00%, 12/1/29	866,610
5,000	Suffolk County Industrial Development Agency,
	(Huntington Hospital), 5.875%, 11/1/32	4,662,100
		$51,587,881

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
36

Eaton Vance New York Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Housing — 2.7%
$3,445	New York City Housing Development Corp., (Linden
	Boulevard Apartments), (FNMA), (AMT), 4.75%, 1/15/39	$2,643,383
3,500	New York City Housing Development Corp.,
	(Multi-Family Housing), (AMT), 4.70%, 11/1/40	2,724,120
2,000	New York City Housing Development Corp.,
	(Multi-Family Housing), (AMT), 5.05%, 11/1/39	1,632,940
3,000	New York Mortgage Agency, (AMT), 5.20%, 10/1/32	2,574,570
		$9,575,013

Industrial Development Revenue — 7.8%
$4,825	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35(1)	$4,056,841
4,620	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35	3,884,357
4,850	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.50%, 10/1/37	4,214,893
3,500	New York Industrial Development Agency, (American Airlines,
	Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	3,356,360
11,000	Onondaga County Industrial Development Agency,
	(Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	9,572,090
1,965	Onondaga County Industrial Development Agency,
	(Senior Air Cargo), (AMT), 6.125%, 1/1/32	1,707,172
1,520	Port Authority of New York and New Jersey,
	(Continental Airlines), (AMT), 9.125%, 12/1/15	1,521,900
		$28,313,613

Insured-Education — 2.4%
$2,135	New York Dormitory Authority, (University of Rochester),
	(AMBAC), 4.25%, 7/1/39	$1,689,981
7,205	New York Dormitory Authority, (Yeshiva University),
	(AMBAC), 5.50%, 7/1/35	6,873,786
		$8,563,767

Insured-Electric Utilities — 5.2%
$5,580	New York Power Authority, (MBIA), 4.50%, 11/15/47	$4,629,614
8,350	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	7,655,697
7,065	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	6,459,106
		$18,744,417

Insured-Escrowed / Prerefunded — 1.9%
$16,945	New York Dormitory Authority,
	(Memorial Sloan-Kettering Cancer Center),
	(MBIA), Escrowed to Maturity, 0.00%, 7/1/30	$5,112,815

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded (continued)
$1,500	Puerto Rico Electric Power Authority, (FSA),
	DRIVERS, Prerefunded to 7/1/10, Variable Rate,
	0.37%, 7/1/29(3)(4)	$1,744,665
		$6,857,480

Insured-General Obligations — 0.8%
$700	Jamestown, (AMBAC), 7.10%, 3/15/11	$768,439
675	Jamestown, (AMBAC), 7.10%, 3/15/12	761,420
675	Jamestown, (AMBAC), 7.10%, 3/15/13	775,001
515	Jamestown, (AMBAC), 7.10%, 3/15/14	600,897
		$2,905,757

Insured-Lease Revenue / Certificates of
Participation — 3.9%
$1,365	Hudson Infrastructure Corp., (FGIC), 5.00%, 2/15/47	$1,228,937
15,325	Hudson Infrastructure Corp., (MBIA), 4.50%, 2/15/47	12,064,759
1,085	Puerto Rico Public Buildings Authority, (CIFG),
	5.25%, 7/1/36	953,064
		$14,246,760

Insured-Other Revenue — 1.3%
$4,000	New York City Cultural Resource Trust, (American Museum
	of Natural History), (MBIA), 5.00%, 7/1/44	$3,676,640
1,400	New York Industrial Development Agency,
	(Yankee Stadium), (MBIA), 4.75%, 3/1/46	1,148,882
		$4,825,522

Insured-Solid Waste — 0.4%
$1,440	Islip Resource Recovery Agency, (AMBAC), 6.50%, 7/1/09	$1,448,741
		$1,448,741

Insured-Special Tax Revenue — 3.8%
$3,750	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$3,329,213
4,970	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	4,482,045
6,750	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	1,943,730
16,200	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	3,146,202
4,140	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	662,069
		$13,563,259

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
37

Eaton Vance New York Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 5.2%
$3,500	Niagara Frontier Airport Authority, (Buffalo Niagara
	International Airport), (MBIA), (AMT), 5.625%, 4/1/29	$3,170,440
5,080	Port Authority of New York and New Jersey, (AGC),
	(AMT), 4.50%, 9/1/35	3,994,861
6,970	Puerto Rico Highway and Transportation Authority,
	(AGC), 5.25%, 7/1/34	6,548,524
5,460	Puerto Rico Highway and Transportation Authority,
	(FSA), 5.25%, 7/1/32(1)	5,155,605
		$18,869,430

Insured-Water and Sewer — 0.9%
$2,535	Nassau County Industrial Development Agency,
	(Water Services Corp.), (AMBAC), (AMT),
	5.00%, 12/1/35	$2,100,121
1,505	New York City Municipal Water Finance Authority,
	(Water and Sewer System), (FSA), 4.50%, 6/15/39	1,270,837
		$3,370,958

Lease Revenue / Certificates of Participation — 10.4%
$9,045	New York City Transitional Finance Authority, (Building Aid),
	4.50%, 1/15/38	$7,507,169
27,940	New York Urban Development Corp., 5.70%, 4/1/20	30,230,242
		$37,737,411

Other Revenue — 3.4%
$2,000	Albany Industrial Development Agency Civic Facility,
	(Charitable Leadership), 5.75%, 7/1/26	$1,744,240
10,500	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(1)	10,572,030
		$12,316,270

Senior Living / Life Care — 0.3%
$800	Mount Vernon Industrial Development Agency,
	(Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$707,512
550	Suffolk County Industrial Development Agency,
	(Jefferson’s Ferry Project), 5.00%, 11/1/28	457,628
		$1,165,140

Special Tax Revenue — 3.2%
$50,000	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	$2,345,500
10,520	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	9,403,512
		$11,749,012

Principal Amount
(000’s omitted)	Security	Value

Transportation — 11.7%
$7,525	Metropolitan Transportation Authority, 4.50%, 11/15/37	$6,257,865
6,500	Metropolitan Transportation Authority, 4.50%, 11/15/38	5,415,410
12,000	Port Authority of New York and New Jersey,
	5.00%, 11/15/37(1)	11,248,740
2,500	Port Authority of New York and New Jersey,
	6.125%, 6/1/94	2,619,500
7,600	Port Authority of New York and New Jersey, (AMT),
	4.75%, 6/15/33	6,419,644
11,300	Triborough Bridge and Tunnel Authority, 5.00%, 11/15/37	10,483,575
		$42,444,734

Water and Sewer — 5.5%
$12,420	New York Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), 4.50%, 6/15/36(1)	$10,647,542
8,400	New York Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), 5.00%, 6/15/37(1)	7,994,238
955	New York Municipal Water Finance Authority,
	4.50%, 6/15/32	821,348
545	New York Municipal Water Finance Authority,
	4.50%, 6/15/38	457,963
		$19,921,091

Total Tax-Exempt Investments — 113.0%
(identified cost $444,802,652)		$409,705,840

Other Assets, Less Liabilities — (13.0)%		$(47,141,584)

Net Assets — 100.0%		$362,564,256

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
38

Eaton Vance New York Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

The Fund invests primarily in debt securities issued by New York municipalities. In addition, 15.6% of the Fund’s net assets at
September 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30,
2008, 22.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual
financial institution ranged from 0.2% to 7.3% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $1,744,665 or 0.5% of the Fund’s net assets.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
39

Eaton Vance Ohio Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 104.5%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.5%
$1,805	Ohio Water Development Authority, Solid Waste Disposal,
	(Bay Shore Power), (AMT), 5.875%, 9/1/20	$1,637,117
		$1,637,117

Education — 1.7%
$5,000	Ohio Higher Educational Facilities Authority, (Case Western
	Reserve University), 5.00%, 12/1/33	$4,578,450
550	Ohio Higher Educational Facilities Authority,
	(Case Western Reserve University), 6.50%, 10/1/20	619,069
		$5,197,519

Electric Utilities — 0.5%
$1,640	Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	$1,653,497
		$1,653,497

Escrowed / Prerefunded — 7.2%
$1,960	Highland County, (Joint Township Hospital District),
	Prerefunded to 12/1/09, 6.75%, 12/1/29	$2,065,997
1,105	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 6.10%, 9/20/16	1,189,289
6,455	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 9.55%, 3/20/32(1)	7,634,135
2,500	Ohio Higher Educational Facilities Authority, (Case Western
	Reserve University), Prerefunded to 10/1/12,
	5.50%, 10/1/21	2,709,050
2,000	Ohio Water Development Authority, (Fresh Water
	Improvement), Prerefunded to 6/1/14, 5.00%, 12/1/28	2,145,200
4,250	Parma, (Parma Community General Hospital Association),
	Prerefunded to 11/1/08, 5.375%, 11/1/29	4,300,490
1,670	Richland County Hospital Facilities, (Medcentral Health
	Systems), Prerefunded to 11/15/10, 6.375%, 11/15/30	1,806,923
		$21,851,084

General Obligations — 0.5%
$1,000	Butler County Special Tax Assessment, 5.50%, 12/1/28	$992,690
480	Tuscarawas County Public Library Improvement,
	6.90%, 12/1/11	480,898
		$1,473,588

Principal Amount
(000’s omitted)	Security	Value

Hospital — 7.7%
$1,350	Cuyahoga County, (Cleveland Clinic Health System),
	5.50%, 1/1/29	$1,260,860
500	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.00%, 8/15/36	420,835
2,350	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.25%, 8/15/46	1,992,870
3,000	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.625%, 8/15/32	2,796,870
1,250	Miami County, (Upper Valley Medical Center),
	5.25%, 5/15/26	1,073,300
2,000	Ohio Higher Educational Facilities Authority,(University Hospital
	Health Systems, Inc.), 4.75%, 1/15/36	1,585,220
2,500	Ohio Higher Educational Facilities Authority, (University Hospital
	Health Systems, Inc.), 4.75%, 1/15/46	1,907,975
5,000	Ohio Higher Educational Facilities Authority, (University Hospital
	Health Systems, Inc.), 5.25%, 1/15/46	4,266,850
4,705	Ohio Higher Educational Facility Commission,
	(Cleveland Clinic Health), 5.25%, 1/1/33(2)	4,295,806
3,500	Richland County Hospital Facilities, (Medcentral Health
	Systems), 5.25%, 11/15/36	2,945,880
830	Richland County Hospital Facilities, (Medcentral Health
	Systems), 6.375%, 11/15/30	832,449
		$23,378,915

Housing — 0.5%
$2,000	Ohio Housing Finance Agency, (Residential Mortgage Backed
	Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	$1,534,100
		$1,534,100

Industrial Development Revenue — 4.6%
$4,235	Cleveland Airport, (Continental Airlines), (AMT),
	5.375%, 9/15/27	$2,992,959
2,890	Dayton Special Facilities Revenue, (Emery Air Freight),
	5.625%, 2/1/18	2,900,259
1,000	Ohio Pollution Control, (Standard Oil), 6.75%, 12/1/15	1,134,200
4,000	Ohio Sewer and Solid Waste Disposal Facilities,
	(Anheuser-Busch Cos., Inc.), (AMT), 6.00%, 7/1/35	3,786,120
825	Ohio Water Development Authority, Solid Waste Disposal,
	(Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	744,761
3,165	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	2,470,884
		$14,029,183

Insured-Education — 7.1%
$945	Miami University, (AMBAC), 3.25%, 9/1/26	$670,752
8,080	Ohio Higher Educational Facilities Authority, (University of
	Dayton), (AMBAC), 5.00%, 12/1/30	7,439,256

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
40

Eaton Vance Ohio Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$4,000	University of Cincinnati, (FGIC), 5.00%, 6/1/31	$3,655,320
10,700	University of Cincinnati, (MBIA), 5.00%, 6/1/34	9,803,340
		$21,568,668

Insured-Electric Utilities — 8.6%
$4,300	American Municipal Power-Ohio, Inc., (Prairie State
	Energy Campus), (AGC), 5.25%, 2/15/33	$4,095,406
2,000	Cleveland Public Power System, (MBIA), 5.00%, 11/15/38	1,820,780
2,000	Cuyahoga County Utility Systems, (Medical Center Co.),
	(MBIA), (AMT), 6.10%, 8/15/15	2,007,100
2,000	Hamilton, Electric System Revenue, (FSA),
	4.70%, 10/15/25	1,814,960
6,600	Ohio Air Quality Development Authority,
	(Dayton Power & Light Co.), (BHAC), (FGIC),
	4.80%, 1/1/34	5,856,180
5,080	Ohio Air Quality Development Authority, (Ohio Power),
	(AMBAC), 5.15%, 5/1/26	4,886,503
3,000	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/26	1,033,200
2,500	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/27	802,600
4,750	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/28	1,425,427
2,750	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	2,514,160
		$26,256,316

Insured-Escrowed / Prerefunded — 5.3%
$1,500	Amherst School District, (FGIC), Prerefunded to 12/1/11,
	5.00%, 12/1/26	$1,588,230
1,250	Athens City School District, (FSA), Prerefunded to
	12/1/10, 6.00%, 12/1/24	1,349,500
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA),
	Prerefunded to 12/1/13, 5.00%, 12/1/31	1,072,030
495	Cuyahoga County Hospital, (Cleveland Clinic), (MBIA),
	Escrowed to Maturity, 5.125%, 1/1/29	472,453
2,390	Hamilton County, Sales Tax Revenue, (AMBAC),
	Prerefunded to 12/1/10, 5.25%, 12/1/32	2,520,135
1,475	Lima City School District, (AMBAC), Prerefunded to
	12/1/10, 6.00%, 12/1/22	1,607,662
1,500	Little Miami School District, (FSA), Prerefunded to
	12/1/16, 5.00%, 12/1/34	1,603,905
1,000	Marysville Exempt Village School District, (School Facilities),
	(MBIA), Prerefunded to 6/1/15, 5.25%, 12/1/30	1,089,770
1,300	Minerva Local School District, (Classroom Facility), (MBIA),
	Prerefunded to 12/1/12, 5.30%, 12/1/29	1,402,973

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded (continued)
$845	Ohio Higher Educational Facilities Authority, (Xavier University),
	(CIFG), Prerefunded to 5/1/16, 5.00%, 5/1/22	$888,779
1,245	Ohio Higher Educational Facilities Authority, (Xavier University),
	(CIFG), Prerefunded to 5/1/16, 5.25%, 5/1/21	1,329,548
1,000	Springfield City School District, (Clark County), (FGIC),
	Prerefunded to 12/1/11, 5.20%, 12/1/23	1,083,950
		$16,008,935

Insured-General Obligations — 30.1%
$2,000	Adams County Local School District, (FSA), 4.25%, 12/1/33	$1,648,340
1,300	Brookfield Local School District, (FSA), 5.25%, 1/15/36	1,257,802
2,500	Canal Winchester Local School District, (MBIA),
	0.00%, 12/1/32	598,400
10,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/29	9,873,400
5,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/30	4,935,150
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA), 5.00%, 12/1/21(3)	1,001,080
2,155	Cleveland, (AMBAC), 5.50%, 10/1/23	2,214,974
1,895	Clyde-Green Springs Exempted Village School District,
	(FSA), 4.50%, 12/1/31	1,621,116
5,000	Columbus School District, (Classroom Facilities
	Construction & Improvement), (FSA), 4.25%, 12/1/32	4,132,850
3,800	Fairview Park, (MBIA), 5.00%, 12/1/25	3,701,466
3,085	Hamilton City School District, (FSA), 4.25%, 12/1/30	2,545,372
1,120	Hamilton City School District, (FSA), 5.00%, 12/1/18(3)	1,165,069
2,590	Hilliard School District, (MBIA), 5.00%, 12/1/27	2,472,984
530	Lake County, (MBIA), 5.00%, 12/1/25	515,091
1,965	Lakewood City School District, (FSA), 4.50%, 12/1/26	1,753,369
5,000	Lakota Local School District, (FSA), 5.00%, 12/1/29	4,810,150
9,605	Maderia City School District, (FSA), 5.25%, 12/1/32	9,461,981
3,505	Mahoning County, (FSA), 5.00%, 12/1/27	3,346,644
3,525	Mason City School District, (FSA), 5.25%, 12/1/31	3,473,641
1,750	Mount Healthy City School District, (FSA), 5.00%, 12/1/31	1,646,942
4,000	Mount Healthy City School District, (FSA), 5.00%, 12/1/35	3,735,320
3,695	Olentangy School District, (FSA), 5.00%, 12/1/21	3,711,554
550	Orrville City School District, (AMBAC), 5.25%, 12/1/35	530,678
1,620	Painesville City School District, (MBIA), 5.00%, 12/1/24	1,557,338
3,270	Pickerington Local School District, (MBIA), 4.25%, 12/1/34	2,663,415
1,500	Pickerington Local School District, (School Facility Contract),
	(FGIC), 0.00%, 12/1/16	1,006,425
5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/30	4,890,700

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
41

Eaton Vance Ohio Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/32	$4,925,550
6,705	Westerville City School District, (XLCA), 5.00%, 12/1/27	6,272,662
		$91,469,463

Insured-Hospital — 3.5%
$850	Akron, Bath, Copley, Joint Township Hospital District,
	(Children’s Hospital Medical Center), (FSA),
	5.25%, 11/15/25	$826,566
5,000	Butler County, (Cincinnati Children’s Hospital), (FGIC),
	5.00%, 5/15/31	4,056,400
500	Cuyahoga County, (Cleveland Clinic), (MBIA),
	5.125%, 1/1/29	477,225
1,300	Franklin County, (Ohio Health Corp.), (MBIA),
	5.00%, 5/15/33	1,178,671
2,785	Hamilton County, (Cincinnati Children’s Hospital), (FGIC),
	5.00%, 5/15/32	2,243,902
2,575	Lorain County, (Catholic Healthcare Partners), (FSA),
	Variable Rate, 0.708%, 2/1/29(4)(5)(7)	1,841,537
		$10,624,301

Insured-Special Tax Revenue — 2.0%
$510	Hamilton County, Sales Tax Revenue, (AMBAC),
	5.25%, 12/1/32	$487,774
4,760	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	1,283,582
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	971,050
590	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	94,353
3,600	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	3,418,056
		$6,254,815

Insured-Transportation — 9.5%
$5,000	Cleveland Airport, (FSA), 5.00%, 1/1/24	$4,773,500
7,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/24	7,013,930
5,000	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(6)	4,653,675
2,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/22	2,428,300
4,700	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32(6)	4,437,975
6,000	Puerto Rico Highway and Transportation Authority, (MBIA),
	5.25%, 7/1/32	5,490,240
		$28,797,620

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer — 2.8%
$5,000	Cleveland Waterworks, (MBIA), 5.00%, 1/1/37	$4,649,950
3,500	Marysville Wastewater Treatment System, (XLCA),
	4.75%, 12/1/47	2,772,140
1,060	Toledo Waterworks, (MBIA), 5.00%, 11/15/25	1,006,131
		$8,428,221

Nursing Home — 0.4%
$1,100	Cuyahoga County Health Care Facilities,
	(Maple Care Center), (GNMA), (AMT), 8.00%, 8/20/16	$1,172,600
		$1,172,600

Other Revenue — 5.2%
$23,090	Buckeye Tobacco Settlement Financing Authority,
	0.00%, 6/1/47	$1,003,953
2,275	Buckeye Tobacco Settlement Financing Authority,
	5.875%, 6/1/47	1,687,004
9,000	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(6)	9,061,740
4,700	Riversouth Authority, (Lazarus Building Redevelopment),
	5.75%, 12/1/27	4,120,537
		$15,873,234

Pooled Loans — 3.4%
$715	Cleveland-Cuyahoga County Port Authority,
	(Columbia National), (AMT), 5.00%, 5/15/20	$628,921
705	Cleveland-Cuyahoga County Port Authority,
	(Fairmount Project), 5.125%, 5/15/25	582,605
175	Ohio Economic Development Commission,
	(Burrows Paper), (AMT), 7.625%, 6/1/11	175,611
1,440	Ohio Economic Development Commission, (Ohio Enterprise
	Bond Fund), (AMT), 4.85%, 6/1/25	1,325,894
355	Ohio Economic Development Commission, (Progress Plastic
	Products), (AMT), 7.80%, 12/1/09	356,434
7,455	Rickenbacker Port Authority, Oasbo Expanded Asset Pool
	Loan, 5.375%, 1/1/32(6)	7,061,724
410	Toledo Lucas County Port Authority, (AMT),
	5.125%, 11/15/25	341,288
		$10,472,477

Special Tax Revenue — 1.2%
$2,000	Cleveland-Cuyahoga County Port Authority,
	7.00%, 12/1/18	$2,058,940
1,390	Cuyahoga County Economic Development, (Shaker Square),
	6.75%, 12/1/30	1,473,636
		$3,532,576

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
42

Eaton Vance Ohio Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value
Water and Sewer — 2.2%
$3,000	Cincinnati Water System Authority, 4.50%, 12/1/23	$2,778,360
4,000	Cincinnati Water System Authority, 5.00%, 12/1/32	3,805,880
		$6,584,240

Total Tax-Exempt Investments — 104.5%
(identified cost $346,061,862)		$317,798,469

Other Assets, Less Liabilities — (4.5)%		$(13,702,506)

Net Assets — 100.0%		$304,095,963

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. In addition, 11.3% of the Fund’s net assets at September 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 65.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 28.5% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(2)	When-issued security.
(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $1,841,537 or 0.6% of the Fund’s net assets.

(5)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.
(6)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(7)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
43

Eaton Vance Rhode Island Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 102.4%
Principal Amount
(000’s omitted)	Security	Value

Education — 6.3%
$500	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/33	$456,451
2,105	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/37	1,906,646
400	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facility-Brown University),
	5.00%, 9/1/23	397,492
500	Rhode Island Health and Educational Building Corp.,
	(Higher Education Facility-Salve Regina University),
	5.125%, 3/15/32	411,060
		$3,171,649

Electric Utilities — 0.6%
$310	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$279,316
		$279,316

Escrowed / Prerefunded — 2.2%
$1,000	Rhode Island Health and Educational Building Corp.,
	(Hospital Financing-Lifespan Obligation Group),
	Prerefunded to 8/15/12, 6.50%, 8/15/32	$1,116,230
		$1,116,230

General Obligations — 0.3%
$225	Puerto Rico, 0.00%, 7/1/16	$150,102
		$150,102

Hospital — 0.9%
$500	Rhode Island Health and Educational Building Corp.,
	(Newport Hospital), 5.30%, 7/1/29	$441,435
		$441,435

Housing — 3.2%
$900	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 4/1/22	$803,358
1,000	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 10/1/28	825,720
		$1,629,078

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 3.6%
$1,000	Rhode Island Industrial Facilities Corp.,
	(Waste Management, Inc.), (AMT), 4.625%, 4/1/16	$870,880
1,250	Virgin Islands Public Financing Authority,
	(HOVENSA LLC), (AMT), 4.70%, 7/1/22	975,863
		$1,846,743

Insured-Education — 15.7%
$2,145	Rhode Island Health and Educational Building Corp.,
	(Bryant College), (AMBAC), 5.00%, 12/1/31	$1,973,722
900	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-Rhode Island School of Design),
	(XLCA), 5.00%, 8/15/23	839,034
1,000	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-University of Rhode Island),
	(AMBAC), 5.00%, 9/15/30	921,140
1,000	Rhode Island Health and Educational Building Corp.,
	(Providence College), (XLCA), 5.00%, 11/1/24	919,950
500	Rhode Island Health and Educational Building Corp.,
	(Public Schools), (AMBAC), 5.00%, 5/15/27	471,615
1,000	Rhode Island Health and Educational Building Corp.,
	(Public Schools), (FSA), 4.75%, 5/15/29	896,400
1,600	Rhode Island Health and Educational Building Corp.,
	(Rhode Island School of Design), (MBIA), 5.00%, 6/1/31	1,473,616
500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams College), (AMBAC), 5.00%, 11/15/24	478,615
		$7,974,092

Insured-Electric Utilities — 3.0%
$975	Puerto Rico Electric Power Authority, (MBIA),
	0.00%, 7/1/17	$620,519
900	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(1)	925,938
		$1,546,457

Insured-Escrowed / Prerefunded — 4.7%
$1,000	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(1)	$1,054,642
230	Rhode Island Depositors Economic Protection Corp., (FSA),
	Escrowed to Maturity, 5.75%, 8/1/21(2)	252,015
1,000	Rhode Island Depositors Economic Protection Corp., (MBIA),
	Escrowed to Maturity, 5.80%, 8/1/12	1,090,280
		$2,396,937

Insured-General Obligations — 7.5%
$600	North Kingstown, (FGIC), 5.00%, 10/1/25	$581,298
500	Puerto Rico, (FSA), Variable Rate, 0.549%, 7/1/27(3)(4)	554,755

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
44

Eaton Vance Rhode Island Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$600	Rhode Island and Providence Plantations, (FSA),
	4.75%, 8/1/26	$558,258
1,850	Rhode Island and Providence Plantations, (MBIA),
	5.00%, 11/15/25	1,800,105
325	Warwick, (AMBAC), 5.00%, 7/15/21	322,852
		$3,817,268

Insured-Hospital — 7.7%
$1,900	Rhode Island Health and Educational Building Corp.,
	(Lifespan), (MBIA), 5.25%, 5/15/26	$1,848,795
2,250	Rhode Island Health and Educational Building Corp.,
	(Rhode Island Hospital), (FSA), 5.00%, 5/15/32	2,049,502
		$3,898,297

Insured-Housing — 4.8%
$1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.00%, 10/1/48	$776,760
400	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.25%, 10/1/31	348,028
500	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.50%, 10/1/49	429,915
1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT), 5.55%, 10/1/32	899,170
		$2,453,873

Insured-Lease Revenue / Certificates of
Participation — 3.1%
$680	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/25	$639,214
1,000	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/28	922,650
		$1,561,864

Insured-Pooled Loans — 2.2%
$1,000	Rhode Island Student Loan Authority, (AMBAC), (AMT),
	4.85%, 12/1/36	$737,950
500	Rhode Island Student Loan Authority, (AMBAC), (AMT),
	4.90%, 12/1/26	401,700
		$1,139,650

Insured-Solid Waste — 1.3%
$750	Rhode Island Resource Recovery Corp., (MBIA), (AMT),
	5.00%, 3/1/22	$649,635
		$649,635

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 9.6%
$2,300	Convention Center Authority of Rhode Island, (MBIA),
	5.25%, 5/15/15	$2,410,630
265	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	76,309
1,425	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	384,266
1,625	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	259,870
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/30	485,020
2,145	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	119,777
395	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	42,482
785	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	79,136
630	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	59,415
1,000	Rhode Island Economic Development Corp.,
	(Rhode Island Department of Transportation),
	Motor Fuel Tax Revenue, (AMBAC), 5.00%, 6/15/26	933,060
		$4,849,965

Insured-Transportation — 10.8%
$1,500	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	$1,396,102
1,000	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	906,680
1,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/36	1,402,380
1,000	Rhode Island Economic Development Corp.,
	(Rhode Island Airport Corp.), (CIFG), 5.00%, 7/1/31	884,570
1,000	Rhode Island Economic Development Corp.,
	(T.F. Green Airport), (FSA), (AMT), 5.00%, 7/1/20	906,620
		$5,496,352

Insured-Water and Sewer — 2.6%
$1,000	Narragansett Bay Commission, (MBIA), 5.00%, 8/1/28	$937,710
350	Rhode Island Clean Water, Water Pollution Control, (MBIA),
	5.40%, 10/1/15	369,947
		$1,307,657

Nursing Home — 5.0%
$500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams Realty), 6.50%, 8/1/29	$505,160
1,275	Rhode Island Health and Educational Building Corp.,
	(Steere House), 5.80%, 7/1/20	1,127,483
1,000	Rhode Island Health and Educational Building Corp.,
	(Tockwotton Home), 6.25%, 8/15/22	895,610
		$2,528,253

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
45

Eaton Vance Rhode Island Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 3.8%
$250	Central Falls Detention Facility, 7.25%, 7/15/35	$239,182
1,545	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(1)	1,555,599
7,125	Tobacco Settlement Financing Corp., 0.00%, 6/1/52	148,699
		$1,943,480

Special Tax Revenue — 3.5%
$1,410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$1,260,357
500	Tiverton, Obligation Tax Increment,
	(Mount Hope Bay Village), 6.875%, 5/1/22	502,530
		$1,762,887

Total Tax-Exempt Investments — 102.4%
(identified cost $57,177,984)		$51,961,220

Other Assets, Less Liabilities — (2.4)%		$(1,237,091)

Net Assets — 100.0%		$50,724,129

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. In addition, 22.9% of the Fund’s net assets at September 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 71.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 23.7% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $554,755 or 1.1% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
46

Eaton Vance West Virginia Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax -Exempt Investments — 100.8%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.2%
$750	Shepherd College Board of Governors, 5.125%, 12/1/33	$648,713
		$648,713

Electric Utilities — 3.5%
$500	Harrison County Commission, (Allegheny Energy), (AMT),
	5.50%, 10/15/37	$425,605
500	Mason County, PCR, (Appalachian Power Co.),
	5.50%, 10/1/22	452,355
150	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	135,153
		$1,013,113

Escrowed / Prerefunded — 12.9%
$2,500	Kanawha-Putnam, Single Family, Escrowed to Maturity,
	0.00%, 12/1/16(1)	$1,729,700
1,820	West Virginia Health Facilities Authority,
(Charleston Area Medical Center), Escrowed to Maturity,
	6.50%, 9/1/23	2,067,229
		$3,796,929

Housing — 7.0%
$500	West Virginia Housing Development Fund, (AMT),
	4.50%, 11/1/25	$403,920
800	West Virginia Housing Development Fund, (AMT),
	4.625%, 11/1/32	616,224
1,190	West Virginia Housing Development Fund, (AMT),
	5.10%, 11/1/27	1,035,026
		$2,055,170

Industrial Development Revenue — 2.7%
$1,000	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	$780,690
		$780,690

Insured-Education — 9.0%
$750	Fairmont College, Student Activity Revenue, (FGIC),
	5.00%, 6/1/32	$671,445
750	Shepherd University Board of Governors, (Wellness
	Center Project), (MBIA), 4.50%, 6/1/37	610,005
500	West Virginia Higher Education Policy Commission, (FGIC),
	5.00%, 4/1/29	457,430

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$500	West Virginia University, (FGIC), 4.75%, 10/1/35	$434,935
500	West Virginia University, (MBIA), 5.25%, 4/1/28	472,030
		$2,645,845

Insured-Electric Utilities — 8.9%
$250	Pleasants County, PCR, (Potomac Edison), (AMBAC), (MBIA),
	(AMT), 5.50%, 4/1/29	$219,085
1,000	Pleasants County, PCR, (West Pennsylvania), (AMBAC),
	(AMT), 5.50%, 4/1/29	876,340
130	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/30	119,708
150	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	137,527
450	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(2)	462,969
1,000	West Virginia Economic Development Authority,
	(Ohio Power Co.), (AMBAC), (AMT), 4.90%, 6/1/37	789,850
		$2,605,479

Insured-General Obligations — 13.1%
$1,000	Monongalia County Board of Education, (MBIA),
	5.00%, 5/1/33	$936,830
250	Ohio County Board of Education, (MBIA), 5.125%, 6/1/18	253,627
190	Puerto Rico, (FSA), 5.125%, 7/1/30	184,766
300	Puerto Rico, (FSA), Variable Rate, 0.549%, 7/1/27(3)(4)	332,853
1,700	West Virginia, (FGIC), 0.00%, 11/1/19	961,418
1,000	West Virginia, (FGIC), 0.00%, 11/1/21	489,140
2,000	West Virginia, (FGIC), 0.00%, 11/1/26	697,500
		$3,856,134

Insured-Hospital — 5.5%
$500	Randolph County Commission Health System,
	(Davis Health System, Inc.), (FSA), 5.20%, 11/1/21	$483,575
1,100	West Virginia Health Facilities Authority, (West Virginia
	University Medical Corp.), (MBIA), 6.10%, 1/1/18	1,117,655
		$1,601,230

Insured-Lease Revenue / Certificates of
Participation — 3.2%
$500	West Virginia Economic Development Authority, (Correctional
	Juvenile and Public), (MBIA), 5.00%, 6/1/26	$477,920
500	West Virginia Economic Development Authority,
	(West Virginia University), (AMBAC), 5.00%, 7/15/31	457,995
		$935,915

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
47

Eaton Vance West Virginia Municipals Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 4.1%
$3,780	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	$1,019,315
1,225	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	68,404
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	24,199
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	44,860
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	33,480
		$1,190,258

Insured-Transportation — 3.2%
$740	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	$688,744
250	West Virginia Parkways, Economic Development and Tourism
	Authority, (FGIC), 5.25%, 5/15/19	254,985
		$943,729

Insured-Water and Sewer — 16.8%
$500	Martinsburg Water and Sewer, (MBIA), 5.00%, 9/1/31	$452,545
750	West Virginia Water Development Authority, (AMBAC),
	5.00%, 10/1/28	693,713
500	West Virginia Water Development Authority,
	(Loan Program II), (AMBAC), 5.00%, 11/1/33	455,425
500	West Virginia Water Development Authority,
	(Loan Program III), (AMBAC), (AMT), 5.65%, 7/1/40	455,555
500	West Virginia Water Development Authority,
	(Loan Program IV), (AMBAC), 4.75%, 11/1/35	431,745
750	West Virginia Water Development Authority,
	(Loan Program IV), (FSA), 5.00%, 11/1/44	677,355
1,000	West Virginia Water Development Authority, (West Virginia
	Infrastructure Jobs Program), (FSA), 4.75%, 10/1/45	855,520
500	Wheeling Waterworks and Sewer System, (FSA),
	4.75%, 6/1/36	436,735
500	Wheeling Waterworks and Sewer System, (FSA),
	5.25%, 6/1/36	479,555
		$4,938,148

Lease Revenue / Certificates of Participation — 1.3%
$400	West Virginia Economic Development Authority,
	(State Office Building), 5.00%, 10/1/26	$372,140
		$372,140

Other Revenue — 2.1%
$3,690	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$132,729
500	West Virginia School Building Authority, 5.00%, 7/1/28	471,215
		$603,944

Principal Amount
(000’s omitted)	Security	Value
Senior Living / Life Care — 0.8%
$300	West Virginia Economic Development Authority,
	(Edgewood Summit, Inc.), 5.50%, 11/1/29	$235,329
		$235,329

Special Tax Revenue — 4.5%
$12,500	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	$586,375
815	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	728,504
		$1,314,879

Total Tax-Exempt Investments — 100.8%
(identified cost $33,132,065)		$29,537,645

Other Assets, Less Liabilities — (0.8)%		$(225,243)

Net Assets — 100.0%		$29,312,402

AGC - Assured Guaranty Corp.

AMBAC -AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PCR - Pollution Control Revenue

The Fund invests primarily in debt securities issued by West Virginia municipalities. In addition, 16.0% of the Fund’s net assets at September 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 63.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 18.5% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities is $332,853 or 1.1% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2008.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
48

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

As of September 30, 2008

	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund
Assets
Investments —
Identified cost	$291,746,555	$201,963,321	$322,648,011	$16,719,943
Unrealized depreciation	(16,744,204)	(20,867,213)	(27,305,821)	(865,378)
Investments, at value	$275,002,351	$181,096,108	$295,342,190	$15,854,565
Cash	$—	$71,382	$—	$296,071
Interest receivable	3,590,010	3,373,980	4,346,183	197,312
Receivable for investments sold	7,075,621	11,309,598	623,866	—
Receivable for Fund shares sold	204,322	27,574	305,312	2,861
Receivable for variation margin on open financial futures contracts	826,094	645,469	1,593,750	45,156
Receivable for open swap contracts	117,787	87,145	130,983	3,752
Total assets	$286,816,185	$196,611,256	$302,342,284	$16,399,717

Liabilities
Payable for floating rate notes issued	$22,630,000	$15,150,000	$29,965,000	$365,000
Demand note payable	9,000,000	5,600,000	800,000	—
Payable for investments purchased	2,681,891	1,063,509	—	—
Payable for closed swap contracts	91,816	82,368	102,497	4,930
Payable for Fund shares redeemed	315,757	345,001	685,314	90,832
Distributions payable	410,907	339,471	493,952	21,381
Due to custodian	90,948	—	44,185	—
Payable to affiliates:
Investment adviser fee	102,353	62,253	104,610	2,126
Distribution and service fees	54,877	44,079	74,416	4,278
Interest expense and fees payable	71,957	196,779	279,873	2,706
Accrued expenses	127,907	147,794	148,916	46,873
Total liabilities	$35,578,413	$23,031,254	$32,698,763	$538,126
Net Assets	$251,237,772	$173,580,002	$269,643,521	$15,861,591

Sources of Net Assets
Paid-in capital	$274,548,256	$194,652,474	$312,188,768	$16,930,883
Accumulated net realized loss	(6,719,519)	(1,443,255)	(15,893,278)	(194,460)
Accumulated undistributed (distributions in excess of) net investment income	(114,100)	1,034,000	178,100	(21,381)
Net unrealized depreciation	(16,476,865)	(20,663,217)	(26,830,069)	(853,451)
Net Assets	$251,237,772	$173,580,002	$269,643,521	$15,861,591

Class A Shares
Net Assets	$232,090,198	$153,167,243	$211,227,651	$13,509,502
Shares Outstanding	25,314,117	17,181,068	26,239,240	1,566,812
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17	$8.91	$8.05	$8.62
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.63	$9.35	$8.45	$9.05

Class B Shares
Net Assets	$3,371,364	$16,782,172	$27,669,768	$2,034,502
Shares Outstanding	397,744	1,836,142	3,435,891	230,669
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.48	$9.14	$8.05	$8.82

Class C Shares
Net Assets	$15,666,559	$3,630,587	$17,703,778	$317,587
Shares Outstanding	1,848,205	397,068	2,197,911	35,994
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.48	$9.14	$8.05	$8.82

Class I Shares
Net Assets	$109,651	$—	$13,042,324	$—
Shares Outstanding	11,954	—	1,620,511	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17	$—	$8.05	$—

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
49

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Assets and Liabilities

As of September 30, 2008

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
Assets
Investments —
Identified cost	$444,802,652	$346,061,862	$57,177,984	$33,132,065
Unrealized depreciation	(35,096,812)	(28,263,393)	(5,216,764)	(3,594,420)
Investments, at value	$409,705,840	$317,798,469	$51,961,220	$29,537,645
Cash	$14,838	$3,041,989	$1,508,224	$166,226
Interest receivable	7,330,469	5,089,451	840,298	457,078
Receivable for investments sold	3,055,538	1,645,823	—	—
Receivable for Fund shares sold	143,976	197,470	51,434	2,212
Receivable for variation margin on open financial futures contracts	1,933,750	1,240,469	53,125	185,938
Receivable for open swap contracts	195,234	23,917	27,034	14,005
Total assets	$422,379,645	$329,037,588	$54,441,335	$30,363,104

Liabilities
Payable for floating rate notes issued	$53,230,000	$18,245,000	$3,420,000	$855,000
Demand note payable	2,800,000	—	—	—
Payable for investments purchased	453,519	—	—	—
Payable for when-issued securities	—	4,918,800	—	—
Payable for closed swap contracts	146,249	—	20,746	10,476
Payable for Fund shares redeemed	1,768,007	816,844	63,818	64,016
Distributions payable	526,822	456,417	85,344	46,187
Payable to affiliates:
Investment adviser fee	150,451	114,874	12,935	5,444
Distribution and service fees	93,346	79,150	17,906	8,406
Interest expense and fees payable	468,236	173,119	31,635	6,564
Accrued expenses	178,759	137,421	64,822	54,609
Total liabilities	$59,815,389	$24,941,625	$3,717,206	$1,050,702
Net Assets	$362,564,256	$304,095,963	$50,724,129	$29,312,402

Sources of Net Assets
Paid-in capital	$406,669,136	$345,289,289	$57,266,188	$34,152,979
Accumulated net realized loss	(9,875,700)	(13,149,756)	(1,326,365)	(1,242,563)
Accumulated undistributed (distributions in excess of) net investment income	322,319	(77,768)	(37,456)	(41,942)
Net unrealized depreciation	(34,551,499)	(27,965,802)	(5,178,238)	(3,556,072)
Net Assets	$362,564,256	$304,095,963	$50,724,129	$29,312,402

Class A Shares
Net Assets	$319,101,364	$251,446,689	$37,003,300	$24,379,406
Shares Outstanding	36,049,827	30,904,195	4,416,901	2,970,194
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85	$8.14	$8.38	$8.21
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.29	$8.55	$8.80	$8.62

Class B Shares
Net Assets	$10,551,955	$22,491,832	$10,285,805	$4,406,356
Shares Outstanding	1,189,623	2,765,062	1,199,878	526,412
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.87	$8.13	$8.57	$8.37

Class C Shares
Net Assets	$32,683,772	$30,157,442	$3,435,024	$526,640
Shares Outstanding	3,689,947	3,707,775	400,465	62,796
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.86	$8.13	$8.58	$8.39

Class I Shares
Net Assets	$227,165	$—	$—	$—
Shares Outstanding	25,658	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85	$—	$—	$—

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
50

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Operations

For the Year Ended September 30, 2008

	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund
Investment Income
Interest	$15,420,871	$12,665,016	$17,462,368	$926,875

Total investment income	$15,420,871	$12,665,016	$17,462,368	$926,875

Expenses
Investment adviser fee	$1,260,871	$903,182	$1,316,489	$26,681
Distribution and service fees
Class A	629,001	376,666	469,631	30,158
Class B	35,063	203,410	333,513	22,815
Class C	152,217	35,933	178,051	934
Trustees’ fees and expenses	12,148	10,016	13,520	578
Custodian fee	182,256	151,143	156,728	29,270
Transfer and dividend disbursing agent fees	87,199	91,331	119,214	8,421
Legal and accounting services	78,917	99,407	86,061	44,423
Printing and postage	14,735	19,149	20,466	1,624
Registration fees	3,401	9,461	13,412	498
Interest expense and fees	818,721	846,034	766,410	20,336
Miscellaneous	32,951	44,939	34,324	15,825

Total expenses	$3,307,480	$2,790,671	$3,507,819	$201,563
Deduct —
Reduction of custodian fee	$47,486	$22,125	$27,386	$5,008

Total expense reductions	$47,486	$22,125	$27,386	$5,008

Net expenses	$3,259,994	$2,768,546	$3,480,433	$196,555

Net investment income	$12,160,877	$9,896,470	$13,981,935	$730,320

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,447,267)	$8,066,678	$(2,162,825)	$56,786
Financial futures contracts	(2,126,118)	(2,139,620)	(5,087,078)	(78,074)
Swap contracts	(3,309,409)	(3,133,008)	(4,040,738)	(149,481)

Net realized gain (loss)	$(6,882,794)	$2,794,050	$(11,290,641)	$(170,769)
Change in unrealized appreciation (depreciation) —
Investments	$(31,580,366)	$(36,655,813)	$(37,810,368)	$(1,545,768)
Financial futures contracts	41,597	5,694	48,526	5,093
Swap contracts	63,458	30,721	70,869	(12,166)

Net change in unrealized appreciation (depreciation)	$(31,475,311)	$(36,619,398)	$(37,690,973)	$(1,552,841)

Net realized and unrealized loss	$(38,358,105)	$(33,825,348)	$(48,981,614)	$(1,723,610)

Net decrease in net assets from operations	$(26,197,228)	$(23,928,878)	$(34,999,679)	$(993,290)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
51

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Operations

For the Year Ended September 30, 2008

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
Investment Income
Interest	$24,803,988	$17,421,543	$3,130,016	$1,719,311

Total investment income	$24,803,988	$17,421,543	$3,130,016	$1,719,311

Expenses
Investment adviser fee	$1,885,163	$1,413,116	$174,304	$67,432
Distribution and service fees
Class A	755,663	547,182	84,893	53,475
Class B	108,894	209,119	117,440	51,506
Class C	325,580	314,431	32,817	1,721
Trustees’ fees and expenses	16,223	13,982	4,469	1,601
Custodian fee	210,376	178,075	58,430	40,271
Transfer and dividend disbursing agent fees	179,691	146,501	25,278	16,539
Legal and accounting services	82,021	70,287	50,825	40,516
Printing and postage	29,333	24,334	6,128	2,974
Registration fees	10,022	10,660	1,424	4,933
Interest expense and fees	1,609,359	667,397	101,853	46,355
Miscellaneous	58,572	25,714	19,882	15,882

Total expenses	$5,270,897	$3,620,798	$677,743	$343,205
Deduct —
Reduction of custodian fee	$71,133	$43,942	$7,172	$6,594

Total expense reductions	$71,133	$43,942	$7,172	$6,594

Net expenses	$5,199,764	$3,576,856	$670,571	$336,611

Net investment income	$19,604,224	$13,844,687	$2,459,445	$1,382,700

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,535,269	$(740,594)	$18,096	$(127,570)
Financial futures contracts	(5,018,963)	(3,049,401)	(188,292)	(268,843)
Swap contracts	(6,156,160)	(572,905)	(826,114)	(390,199)

Net realized loss	$(9,639,854)	$(4,362,900)	$(996,310)	$(786,612)
Change in unrealized appreciation (depreciation) —
Investments	$(55,877,883)	$(37,736,396)	$(6,898,478)	$(4,494,023)
Financial futures contracts	138,190	313,211	(5,094)	11,904
Swap contracts	(211,173)	(392)	14,327	7,225

Net change in unrealized appreciation (depreciation)	$(55,950,866)	$(37,423,577)	$(6,889,245)	$(4,474,894)

Net realized and unrealized loss	$(65,590,720)	$(41,786,477)	$(7,885,555)	$(5,261,506)

Net decrease in net assets from operations	$(45,986,496)	$(27,941,790)	$(5,426,110)	$(3,878,806)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
52

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Changes in Net Assets

For the Year Ended September 30, 2008

Increase (Decrease) in Net Assets	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund
From operations —
Net investment income	$12,160,877	$9,896,470	$13,981,935	$730,320
Net realized gain (loss) from investment transactions, financial
futures contracts and swap contracts	(6,882,794)	2,794,050	(11,290,641)	(170,769)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(31,475,311)	(36,619,398)	(37,690,973)	(1,552,841)

Net decrease in net assets from operations	$(26,197,228)	$(23,928,878)	$(34,999,679)	$(993,290)
Distributions to shareholders —
From net investment income
Class A	$(11,317,850)	$(9,113,406)	$(10,624,759)	$(647,954)
Class B	(127,378)	(866,939)	(1,311,580)	(84,520)
Class C	(551,306)	(153,196)	(699,394)	(3,370)
Class I	(1,582)	—	(700,094)	—
From net realized gain
Class A	(1,142,220)	—	—	—
Class B	(16,429)	—	—	—
Class C	(65,286)	—	—	—

Total distributions to shareholders	$(13,222,051)	$(10,133,541)	$(13,335,827)	$(735,844)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$52,980,639	$13,193,777	$53,510,916	$2,260,152
Class B	903,630	540,723	1,368,038	13,388
Class C	10,208,105	2,331,187	9,123,977	337,000
Class I	120,418	—	3,658,400	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,423,423	5,166,303	6,086,513	389,708
Class B	80,827	395,981	710,758	47,128
Class C	330,263	72,838	520,819	3,349
Class I	—	—	250,756	—
Cost of shares redeemed
Class A	(53,120,642)	(49,305,736)	(68,882,872)	(2,321,804)
Class B	(517,012)	(5,361,684)	(6,209,744)	(399,454)
Class C	(4,016,459)	(1,085,909)	(6,498,778)	—
Class I	—	—	(5,276,645)	—
Net asset value of shares exchanged
Class A	135,399	1,263,873	3,781,166	27,441
Class B	(135,399)	(1,263,873)	(3,781,166)	(27,441)

Net increase (decrease) in net assets from Fund share transactions	$14,393,192	$(34,052,520)	$(11,637,862)	$329,467

Net decrease in net assets	$(25,026,087)	$(68,114,939)	$(59,973,368)	$(1,399,667)

Net Assets
At beginning of year	$276,263,859	$241,694,941	$329,616,889	$17,261,258

At end of year	$251,237,772	$173,580,002	$269,643,521	$15,861,591

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets

At end of year	$(114,100)	$1,034,000	$178,100	$(21,381)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
53

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Changes in Net Assets

For the Year Ended September 30, 2008

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
From operations —
Net investment income	$19,604,224	$13,844,687	$2,459,445	$1,382,700
Net realized loss from investment transactions, financial
futures contracts and swap contracts	(9,639,854)	(4,362,900)	(996,310)	(786,612)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(55,950,866)	(37,423,577)	(6,889,245)	(4,474,894)

Net decrease in net assets from operations	$(45,986,496)	$(27,941,790)	$(5,426,110)	$(3,878,806)
Distributions to shareholders —
From net investment income
Class A	$(17,295,468)	$(11,466,752)	$(1,856,445)	$(1,161,456)
Class B	(435,238)	(957,567)	(444,142)	(191,617)
Class C	(1,301,740)	(1,134,763)	(123,792)	(6,306)
Class I	(5,121)	—	—	—
Total distributions to shareholders	$(19,037,567)	$(13,559,082)	$(2,424,379)	$(1,359,379)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$59,662,903	$56,112,576	$6,766,671	$4,966,368
Class B	2,829,000	2,452,417	663,756	171,746
Class C	14,283,038	13,283,265	2,046,626	576,067
Class I	256,000	—	—	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,184,943	6,899,390	1,019,072	706,849
Class B	253,652	540,824	276,511	119,727
Class C	802,031	684,218	81,188	5,130
Cost of shares redeemed
Class A	(95,295,731)	(54,729,986)	(12,683,592)	(2,942,572)
Class B	(1,707,654)	(3,426,072)	(2,148,735)	(805,056)
Class C	(7,920,238)	(10,514,925)	(1,480,220)	—
Net asset value of shares exchanged
Class A	446,097	2,565,740	856,081	295,080
Class B	(446,097)	(2,565,740)	(856,081)	(295,080)
Contingent deferred sales charges
Class B	—	15,400	—	—

Net increase (decrease) in net assets from Fund share transactions	$(15,652,056)	$11,317,107	$(5,458,723)	$2,798,259

Net decrease in net assets	$(80,676,119)	$(30,183,765)	$(13,309,212)	$(2,439,926)

Net Assets
At beginning of year	$443,240,375	$334,279,728	$64,033,341	$31,752,328

At end of year	$362,564,256	$304,095,963	$50,724,129	$29,312,402

Accumulated undistributed (distributions in excess
of) net investment income included in net assets

At end of year	$322,319	$(77,768)	$(37,456)	$(41,942)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
54

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund
From operations —
Net investment income	$11,127,342	$11,234,864	$12,269,263	$759,281
Net realized gain (loss) from investment transactions, financial
futures contracts and swap contracts	6,505	1,049,878	(1,826,325)	62,554
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(7,592,254)	(6,773,947)	(9,643,689)	(358,208)

Net increase in net assets from operations	$3,541,593	$5,510,795	$799,249	$463,627
Distributions to shareholders —
From net investment income
Class A	$(10,752,456)	$(9,892,502)	$(9,655,558)	$(628,731)
Class B	(139,379)	(1,137,775)	(1,592,447)	(121,144)
Class C	(291,031)	(66,730)	(393,866)	—
Class I	—	—	(703,704)	—
From net realized gain
Class A	(3,830,123)	—	—	—
Class B	(70,687)	—	—	—
Class C	(112,357)	—	—	—

Total distributions to shareholders	$(15,196,033)	$(11,097,007)	$(12,345,575)	$(749,875)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$68,842,124	$22,292,525	$103,672,116	$1,728,072
Class B	809,294	851,620	2,051,364	157,031
Class C	7,725,735	2,693,182	16,773,647	—
Class I	—	—	5,509,026	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,872,948	5,717,536	5,578,575	313,821
Class B	114,296	509,741	872,130	60,929
Class C	269,209	35,217	311,249	—
Class I	—	—	235,829	—
Cost of shares redeemed
Class A	(39,036,247)	(36,483,021)	(46,985,170)	(3,290,329)
Class B	(1,231,031)	(6,589,466)	(6,168,857)	(653,035)
Class C	(1,089,114)	(366,929)	(1,704,313)	—
Class I	—	—	(1,605,947)	—
Net asset value of shares exchanged
Class A	57,762	4,295,445	3,211,515	968,803
Class B	(57,762)	(4,295,445)	(3,211,515)	(968,803)

Net increase (decrease) in net assets from Fund share transactions	$45,277,214	$(11,339,595)	$78,539,649	$(1,683,511)

Net increase (decrease) in net assets	$33,622,774	$(16,925,807)	$66,993,323	$(1,969,759)

Net Assets
At beginning of year	$242,641,085	$258,620,748	$262,623,566	$19,231,017

At end of year	$276,263,859	$241,694,941	$329,616,889	$17,261,258

Accumulated undistributed (distributions in excess
of) net investment income included in net assets

At end of year	$(133,791)	$1,203,386	$(368,771)	$(24,674)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
55

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund
From operations —
Net investment income	$19,011,407	$11,277,109	$2,451,384	$1,235,379
Net realized gain (loss) from investment transactions, financial
futures contracts and swap contracts	(3,181,642)	59,135	110,981	216,316
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(9,935,973)	(6,989,638)	(1,565,427)	(835,533)

Net increase in net assets from operations	$5,893,792	$4,346,606	$996,938	$616,162
Distributions to shareholders —
From net investment income
Class A	$(17,487,881)	$(9,757,050)	$(1,801,325)	$(1,014,607)
Class B	(385,335)	(1,078,423)	(552,760)	(216,052)
Class C	(806,831)	(710,718)	(66,047)	—
From net realized gain
Class A	(1,982,516)	—	—	—
Class B	(52,351)	—	—	—
Class C	(90,494)	—	—	—

Total distributions to shareholders	$(20,805,408)	$(11,546,191)	$(2,420,132)	$(1,230,659)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$63,737,160	$115,781,671	$10,575,470	$5,313,235
Class B	3,819,176	3,632,785	830,770	205,869
Class C	21,240,503	25,568,762	2,981,442	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,340,891	5,860,186	1,024,106	624,413
Class B	262,890	591,771	341,201	134,979
Class C	580,446	447,894	34,387	—
Cost of shares redeemed
Class A	(55,937,002)	(27,447,237)	(5,935,326)	(2,977,867)
Class B	(1,051,209)	(3,594,864)	(2,578,607)	(747,361)
Class C	(3,696,268)	(2,886,677)	(100,177)	—
Net asset value of shares exchanged
Class A	707,926	3,825,140	2,830,959	435,798
Class B	(707,926)	(3,825,140)	(2,830,959)	(435,798)

Net increase in net assets from Fund share transactions	$41,296,587	$117,954,291	$7,173,266	$2,553,268

Net increase in net assets	$26,384,971	$110,754,706	$5,750,072	$1,938,771

Net Assets
At beginning of year	$416,855,404	$223,525,022	$58,283,269	$29,813,557

At end of year	$443,240,375	$334,279,728	$64,033,341	$31,752,328

Accumulated distributions in excess
of net investment income included in net assets

At end of year	$(283,613)	$(343,891)	$(60,671)	$(37,180)

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
56

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Statements of Cash Flows

For the Year Ended September 30, 2008

Cash Flows From Operating Activities	Florida Plus Fund	New York Fund	Rhode Island Fund
Net decrease in net assets from operations	$(23,928,878)	$(45,986,496)	$(5,426,110)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(121,115,340)	(207,812,272)	(4,785,015)
Investments sold	188,890,978	234,764,049	12,916,832
Net accretion/amortization of premium (discount)	(1,421,948)	(984,827)	(128,506)
Decrease (increase) in interest receivable	1,538,637	(127,523)	73,255
Increase in receivable for investments sold	(11,229,598)	(3,055,538)	—
Increase in receivable for variation margin on open financial futures contracts	(645,469)	(1,933,750)	(53,125)
Decrease (increase) in receivable for open swap contracts	(3,284)	259,889	(7,416)
Decrease in other assets	—	56,296	—
Increase in payable for investments purchased	1,063,509	453,519	—
Decrease in payable for open swap contracts	(27,437)	(48,716)	(6,911)
Decrease in payable for closed swap contracts	(519,739)	(902,197)	(123,041)
Decrease in payable to affiliate for investment adviser fee	(22,087)	(6,910)	(3,238)
Decrease in payable to affiliate for distribution and service fees	(96,691)	(144,164)	(23,809)
Increase (decrease) in interest expense and fees payable	(534,942)	(214,383)	3,339
Increase in accrued expenses	35,822	43,401	15,454
Net change in unrealized (appreciation) depreciation from investments	36,655,813	55,877,883	6,898,478
Net realized (gain) loss from investments	(8,066,678)	(1,535,269)	(18,096)

Net cash provided by operating activities	$60,572,668	$28,702,992	$9,332,091

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$16,126,881	$77,471,231	$9,556,625
Fund shares redeemed	(55,821,717)	(103,665,227)	(16,307,395)
Cash distributions paid, net of reinvestments	(4,544,406)	(6,845,661)	(1,049,211)
Proceeds from secured borrowings	21,310,000	49,790,000	1,125,000
Repayment of secured borrowings	(43,905,000)	(48,923,000)	(1,500,000)
Increase in demand note payable	5,600,000	2,800,000	—

Net cash used in financing activities	$(61,234,242)	$(29,372,657)	$(8,174,981)

Net increase (decrease) in cash	$(661,574)	$(669,665)	$1,157,110

Cash at beginning of year	$732,956	$684,503	$351,114

Cash at end of year	$71,382	$14,838	$1,508,224

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$5,635,122	$12,240,626	$1,376,771

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
57

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	California Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.620	$11.080		$10.900	$10.860		$10.920

Income (loss) from operations
Net investment income(1)	$0.456	$0.458		$0.486	$0.515		$0.548
Net realized and unrealized gain (loss)	(1.411)	(0.280)		0.181	0.037		(0.078)
Total income (loss) from operations	$(0.955)	$0.178		$0.667	$0.552		$0.470

Less distributions
From net investment income	$(0.450)	$(0.462)		$(0.487)	$(0.512)		$(0.530)
From net realized gain	(0.045)	(0.176)		—	—		—
Total distributions	$(0.495)	$(0.638)		$(0.487)	$(0.512)		$(0.530)

Net asset value — End of year	$9.170	$10.620		$11.080	$10.900		$10.860

Total Return(2)	(9.32)%	1.61%		6.28%	5.18%		4.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$232,090	$261,254		$233,618	$223,528		$227,878
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.86%	0.84	%(3)	0.86%	0.88	%(4)	0.90	%(4)
Interest and fee expense(5)	0.30%	0.33%		0.37%	0.23	%(4)	0.15	%(4)
Total expenses before custodian fee reduction	1.16%	1.17	%(3)	1.23%	1.11	%(4)	1.05	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.84%	0.82	%(3)	0.85%	0.87	%(4)	0.90	%(4)
Net investment income	4.47%	4.22%		4.45%	4.71%		5.09%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		18%
Portfolio Turnover of the Fund	22%	41%		30%	23%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
58

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	California Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.810	$10.260		$10.090	$10.060		$10.110

Income (loss) from operations
Net investment income(1)	$0.351	$0.350		$0.374	$0.399		$0.483
Net realized and unrealized gain (loss)	(1.295)	(0.273)		0.171	0.030		(0.083)
Total income (loss) from operations	$(0.944)	$0.077		$0.545	$0.429		$0.400

Less distributions
From net investment income	$(0.341)	$(0.351)		$(0.375)	$(0.399)		$(0.455)
From net realized gain	(0.045)	(0.176)		—	—		—
Total distributions	$(0.386)	$(0.527)		$(0.375)	$(0.399)		$(0.455)

Contigent deferred sales charges	$—	$—		$—	$—		$0.005

Net asset value — End of year	$8.480	$9.810		$10.260	$10.090		$10.060

Total Return(2)	(9.91)%	0.73%		5.52%	4.50	%(3)	4.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,371	$3,545		$4,090	$3,655		$1,983
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.59	%(4)	1.61%	1.63	%(5)	1.10	%(5)
Interest and fee expense(6)	0.30%	0.33%		0.37%	0.23	%(5)	0.15	%(5)
Total expenses before custodian fee reduction	1.91%	1.92	%(4)	1.98%	1.86	%(5)	1.25	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.57	%(4)	1.60%	1.62	%(5)	1.10	%(5)
Net investment income	3.72%	3.48%		3.70%	3.94%		4.75%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		18%
Portfolio Turnover of the Fund	22%	41%		30%	23%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
59

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	California Fund — Class C
	Year Ended September 30,						Period Ended
	2008	2007		2006	2005		September 30, 2004 (1)
Net asset value — Beginning of period	$9.810	$10.250		$10.090	$10.060		$10.000

Income (loss) from operations
Net investment income(2)	$0.351	$0.348		$0.366	$0.384		$0.033
Net realized and unrealized gain (loss)	(1.295)	(0.261)		0.169	0.045		0.062
Total income (loss) from operations	$(0.944)	$0.087		$0.535	$0.429		$0.095

Less distributions
From net investment income	$(0.341)	$(0.351)		$(0.375)	$(0.399)		$(0.035)
From net realized gain	(0.045)	(0.176)		—	—		—
Total distributions	$(0.386)	$(0.527)		$(0.375)	$(0.399)		$(0.035)

Net asset value — End of period	$8.480	$9.810		$10.250	$10.090		$10.060

Total Return(3)	(9.91)%	0.83%		5.42%	4.42	%(4)	0.86	%(10)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,667	$11,465		$4,933	$1,725		$96
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.59	%(5)	1.61%	1.63	%(6)	1.65%(6)(7)
Interest and fee expense(8)	0.30%	0.33%		0.37%	0.23	%(6)	0.15%(6)(7)
Total expeneses before custodian fee reduction	1.91%	1.92	%(5)	1.98%	1.86	%(6)	1.80%(6)(7)
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.57	%(5)	1.60%	1.62	%(6)	1.65%(6)(7)
Net investment income	3.73%	3.49%		3.62%	3.78%		4.24	%(7)
Portfolio Turnover of the Portfolio(9)	—	—		—	—		18%
Portfolio Turnover of the Fund	22%	41%		30%	23%		—

(1)	For the period from start of business, August 31, 2004, to September 30, 2004.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(10)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
60

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	California Fund — Class I
	Period Ended
	September 30, 2008 (1)
Net asset value — Beginning of period	$9.530

Income (loss) from operations
Net investment income(2)	$0.277
Net realized and unrealized gain (loss)	(0.362)
Total income (loss) from operations	$(0.085)

Less distributions
From net investment income	$(0.275)
Total distributions	$(0.275)

Net asset value — End of period	$9.170

Total Return(3)	(1.08	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.63	%(4)
Interest and fee expense(5)	0.30	%(4)
Total expenses before custodian fee reduction	0.93	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.60	%(4)
Net investment income	4.79	%(4)
Portfolio Turnover	22	%(6)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
61

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Florida Plus Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.580	$10.820		$10.640	$10.580		$10.680

Income (loss) from operations
Net investment income(1)	$0.477	$0.486		$0.490	$0.506		$0.536
Net realized and unrealized gain (loss)	(1.659)	(0.246)		0.174	0.065		(0.098)
Total income (loss) from operations	$(1.182)	$0.240		$0.664	$0.571		$0.438

Less distributions
From net investment income	$(0.488)	$(0.480)		$(0.484)	$(0.511)		$(0.538)
Total distributions	$(0.488)	$(0.480)		$(0.484)	$(0.511)		$(0.538)

Net asset value — End of year	$8.910	$10.580		$10.820	$10.640		$10.580

Total Return(2)	(11.55)%	2.23%		6.40%	5.50%		4.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$153,167	$212,898		$222,008	$196,300		$193,379
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	0.79	%(3)	0.79%	0.82	%(4)	0.82	%(4)
Interest and fee expense(5)	0.40%	0.55%		0.44%	0.26	%(4)	0.13	%(4)
Total expenses before custodian fee reduction	1.22%	1.34	%(3)	1.23%	1.08	%(4)	0.95	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.81%	0.78	%(3)	0.78%	0.81	%(4)	0.82	%(4)
Net investment income	4.73%	4.51%		4.59%	4.75%		5.09%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		9%
Portfolio Turnover of the Fund	52%	19%		42%	16%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
62

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Florida Plus Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.850	$11.090		$10.910	$10.840		$10.950

Income (loss) from operations
Net investment income(1)	$0.412	$0.416		$0.421	$0.437		$0.469
Net realized and unrealized gain (loss)	(1.703)	(0.247)		0.172	0.075		(0.110)
Total income (loss) from operations	$(1.291)	$0.169		$0.593	$0.512		$0.359

Less distributions
From net investment income	$(0.419)	$(0.409)		$(0.413)	$(0.442)		$(0.469)
Total distributions	$(0.419)	$(0.409)		$(0.413)	$(0.422)		$(0.469)

Net asset value — End of year	$9.140	$10.850		$11.090	$10.910		$10.840

Total Return(2)	(12.23)%	1.53%		5.55%	4.98	%(3)	3.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,782	$25,845		$35,969	$42,074		$51,162
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.57%	1.54	%(4)	1.54%	1.57	%(5)	1.57	%(5)
Interest and fee expense(6)	0.40%	0.55%		0.44%	0.26	%(5)	0.13	%(5)
Total expenses before custodian fee reduction	1.97%	2.09	%(4)	1.98%	1.83	%(5)	1.70	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.56%	1.53	%(4)	1.53%	1.56	%(5)	1.57	%(5)
Net investment income	3.98%	3.76%		3.85%	4.01%		4.26%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		9%
Portfolio Turnover of the Fund	52%	19%		42%	16%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
63

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Florida Plus Fund — Class C
	Year Ended September 30,			Period Ended
	2008	2007		September 30, 2006 (1)
Net asset value — Beginning of period	$10.850	$11.080		$10.970

Income (loss) from operations
Net investment income(2)	$0.409	$0.416		$0.215
Net realized and unrealized gain (loss)	(1.700)	(0.237)		0.118
Total income (loss) from operations	$(1.291)	$0.179		$0.333

Less distributions
From net investment income	$(0.419)	$(0.409)		$(0.223)
Total distributions	$(0.419)	$(0.409)		$(0.223)

Net asset value — End of period	$9.140	$10.850		$11.080

Total Return(3)	(12.23)%	1.62%		3.08	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,631	$2,952		$643
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.57%	1.54	%(4)	1.54	%(5)
Interest and fee expense(6)	0.40%	0.55%		0.44	%(5)
Total expeneses before custodian fee reduction	1.97%	2.09	%(4)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.56%	1.53	%(4)	1.53	%(5)
Net investment income	3.96%	3.78%		3.53	%(5)
Portfolio Turnover	52%	19%		42	%(7)

(1)	For the period from the start of business, March 13, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
64

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Massachusetts Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.490	$9.850		$9.670	$9.660		$9.680

Income (loss) from operations
Net investment income(1)	$0.428	$0.415		$0.432	$0.449		$0.484
Net realized and unrealized gain (loss)	(1.459)	(0.356)		0.180	0.017		(0.020)
Total income (loss) from operations	$(1.031)	$0.059		$0.612	$0.466		$0.464

Less distributions
From net investment income	$(0.409)	$(0.419)		$(0.432)	$(0.456)		$(0.484)
Total distributions	$(0.409)	$(0.419)		$(0.432)	$(0.456)		$(0.484)

Net asset value — End of year	$8.050	$9.490		$9.850	$9.670		$9.660

Total Return(2)	(11.19)%	0.57%		6.51%	4.90%		4.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$211,228	$254,366		$197,580	$156,382		$143,086
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	0.77	%(3)	0.79%	0.79%(3)(4)		0.81	%(4)
Interest and fee expense(5)	0.25%	0.47%		0.42%	0.28	%(4)	0.11	%(4)
Total expenses before custodian fee reduction	1.03%	1.24	%(3)	1.21%	1.07%(3)(4)		0.92	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.77%	0.76	%(3)	0.77%	0.78%(3)(4)		0.81	%(4)
Net investment income	4.73%	4.26%		4.48%	4.62%		5.05%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		27%
Portfolio Turnover of the Fund	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
65

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Massachusetts Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.500	$9.850		$9.670	$9.650		$9.680

Income (loss) from operations
Net investment income(1)	$0.360	$0.343		$0.362	$0.378		$0.414
Net realized and unrealized gain (loss)	(1.472)	(0.347)		0.179	0.026		(0.031)
Total income (loss) from operations	$(1.112)	$(0.004)		$0.541	$0.404		$0.383

Less distributions
From net investment income	$(0.338)	$(0.346)		$(0.361)	$(0.384)		$(0.413)
Total distributions	$(0.338)	$(0.346)		$(0.361)	$(0.384)		$(0.413)

Net asset value — End of year	$8.050	$9.500		$9.850	$9.670		$9.650

Total Return(2)	(11.99)%	(0.07)%		5.73%	4.39	%(3)	4.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$27,670	$40,938		$48,991	$54,708		$59,036
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%	1.52	%(4)	1.54%	1.54%(4)(5)		1.56	%(5)
Interest and fee expense(6)	0.25%	0.47%		0.42%	0.28	%(5)	0.11	%(5)
Total expenses before custodian fee reduction	1.78%	1.99	%(4)	1.96%	1.82%(4)(5)		1.67	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.51	%(4)	1.52%	1.53%(4)(5)		1.56	%(5)
Net investment income	3.98%	3.52%		3.75%	3.88%		4.26%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		27%
Portfolio Turnover of the Fund	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
66

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Massachusetts Fund — Class C
	Year Ended September 30,			Period Ended
	2008	2007		September 30, 2006 (1)
Net asset value — Beginning of period	$9.500	$9.850		$9.610

Income (loss) from operations
Net investment income(2)	$0.361	$0.342		$0.136
Net realized and unrealized gain (loss)	(1.473)	(0.346)		0.254
Total income (loss) from operations	$(1.112)	$(0.004)		$0.390

Less distributions
From net investment income	$(0.338)	$(0.346)		$(0.150)
Total distributions	$(0.338)	$(0.346)		$(0.150)

Net asset value — End of period	$8.050	$9.500		$9.850

Total Return(3)	(11.99)%	(0.07)%		4.10	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,704	$17,583		$2,825
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.51	%(4)	1.54	%(5)
Interest and fee expense(6)	0.25%	0.47%		0.42	%(5)
Total expeneses before custodian fee reduction	1.79%	1.98	%(4)	1.96	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.50	%(4)	1.52	%(5)
Net investment income	3.99%	3.53%		3.40	%(5)
Portfolio Turnover	31%	65%		28	%(7)

(1)	For the period from the start of business, May 2, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
67

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Massachusetts Fund — Class I
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.490	$9.850		$9.670	$9.650		$9.680

Income (loss) from operations
Net investment income(1)	$0.446	$0.435		$0.453	$0.468		$0.504
Net realized and unrealized gain (loss)	(1.458)	(0.356)		0.178	0.027		(0.031)
Total income (loss) from operations	$(1.012)	$0.079		$0.631	$0.495		$0.473

Less distributions
From net investment income	$(0.428)	$(0.439)		$(0.451)	$(0.475)		$(0.503)
Total distributions	$(0.428)	$(0.439)		$(0.451)	$(0.475)		$(0.503)

Net asset value — End of year	$8.050	$9.490		$9.850	$9.670		$9.650

Total Return(2)	(11.00)%	0.77%		6.72%	5.43	%(3)	5.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,042	$16,730		$13,227	$11,701		$8,321
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%	0.57	%(4)	0.59%	0.59%(4)(5)		0.61	%(5)
Interest and fee expense(6)	0.25%	0.47%		0.42%	0.28	%(5)	0.11	%(5)
Total expenses before custodian fee reduction	0.83%	1.04	%(4)	1.01%	0.87%(4)(5)		0.72	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.57%	0.56	%(4)	0.57%	0.58%(4)(5)		0.61	%(5)
Net investment income	4.93%	4.47%		4.69%	4.81%		5.23%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		27%
Portfolio Turnover of the Fund	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
68

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Mississippi Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.540	$9.690		$9.610	$9.720		$9.840

Income (loss) from operations
Net investment income(1)	$0.397	$0.410		$0.417	$0.428		$0.455
Net realized and unrealized gain (loss)	(0.917)	(0.155)		0.075	(0.099)		(0.116)
Total income (loss) from operations	$(0.520)	$0.255		$0.492	$0.329		$0.339

Less distributions
From net investment income	$(0.400)	$(0.405)		$(0.412)	$(0.439)		$(0.459)
Total distributions	$(0.400)	$(0.405)		$(0.412)	$(0.439)		$(0.459)

Net asset value — End of year	$8.620	$9.540		$9.690	$9.610		$9.720

Total Return(2)	(5.64)%	2.67%		5.26%	3.44%		3.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,510	$14,635		$15,154	$12,901		$11,379
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.92%	0.81	%(3)	0.81%	0.86	%(4)	0.84	%(4)
Interest and fee expense(5)	0.12%	0.26%		0.19%	0.12	%(4)	0.06	%(4)
Total expenses before custodian fee reduction	1.04%	1.07	%(3)	1.00%	0.98	%(4)	0.90	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.90%	0.79	%(3)	0.78%	0.84	%(4)	0.83	%(4)
Net investment income	4.26%	4.26%		4.34%	4.41%		4.70%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		15%
Portfolio Turnover of the Fund	23%	16%		22%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
69

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Mississippi Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.760	$9.910		$9.830	$9.940		$10.060

Income (loss) from operations
Net investment income(1)	$0.335	$0.345		$0.354	$0.365		$0.393
Net realized and unrealized gain (loss)	(0.940)	(0.155)		0.073	(0.100)		(0.119)
Total income (loss) from operations	$(0.605)	$0.190		$0.427	$0.265		$0.274

Less distributions
From net investment income	$(0.335)	$(0.340)		$(0.347)	$(0.375)		$(0.394)
Total distributions	$(0.335)	$(0.340)		$(0.347)	$(0.375)		$(0.394)

Net asset value — End of year	$8.820	$9.760		$9.910	$9.830		$9.940

Total Return(2)	(6.37)%	1.94%		4.44%	2.86	%(3)	2.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,035	$2,626		$4,077	$5,291		$6,013
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.67%	1.56	%(4)	1.56%	1.61	%(5)	1.59	%(5)
Interest and fee expense(6)	0.12%	0.26%		0.19%	0.12	%(5)	0.06	%(5)
Total expenses before custodian fee reduction	1.79%	1.82	%(4)	1.75%	1.73	%(5)	1.65	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.65%	1.54	%(4)	1.53%	1.59	%(5)	1.58	%(5)
Net investment income	3.51%	3.50%		3.61%	3.68%		3.93%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		15%
Portfolio Turnover of the Fund	23%	16%		22%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
70

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Mississippi Fund — Class C
	Period Ended
	September 30, 2008 (1)
Net asset value — Beginning of period	$9.670

Income (loss) from operations
Net investment income(2)	$0.276
Net realized and unrealized loss	(0.850)
Total income (loss) from operations	$(0.574)

Less distributions
From net investment income	$(0.276)
Total distributions	$(0.276)

Net asset value — End of period	$8.820

Total Return(3)	(6.07	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$318
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.68	%(4)
Interest and fee expense(5)	0.12	%(4)
Total expenses before custodian fee reduction	1.80	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.66	%(4)
Net investment income	3.57	%(4)
Portfolio Turnover	23	%(6)

(1)	For the period from start of business, December 4, 2007, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
71

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	New York Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.400	$10.750		$10.700	$10.800		$10.920

Income (loss) from operations
Net investment income(1)	$0.471	$0.466		$0.476	$0.502		$0.542
Net realized and unrealized gain (loss)	(1.563)	(0.305)		0.170	(0.090)		(0.049)
Total income (loss) from operations	$(1.092)	$0.161		$0.646	$0.412		$0.493

Less distributions
From net investment income	$(0.458)	$(0.458)		$(0.473)	$(0.512)		$(0.587)
From net realized gain	—	(0.053)		(0.123)	—		(0.026)
Total distributions	$(0.458)	$(0.511)		$(0.596)	$(0.512)		$(0.613)

Net asset value — End of year	$8.850	$10.400		$10.750	$10.700		$10.800

Total Return(2)	(10.86)%	1.50%		6.29%	3.88%		4.66%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$319,101	$400,671		$393,479	$357,652		$335,153
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	0.77	%(3)	0.79%	0.80	%(4)	0.82	%(4)
Interest and fee expense(5)	0.38%	0.48%		0.48%	0.35	%(4)	0.19	%(4)
Total expenses before custodian fee reduction	1.16%	1.25	%(3)	1.27%	1.15	%(4)	1.01	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.77%	0.75	%(3)	0.78%	0.79	%(4)	0.82	%(4)
Net investment income	4.71%	4.39%		4.50%	4.65%		5.07%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		26%
Portfolio Turnover of the Fund	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
72

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	New York Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.420	$10.760		$10.700	$10.800		$10.910

Income (loss) from operations
Net investment income(1)	$0.397	$0.386		$0.396	$0.415		$0.533
Net realized and unrealized gain (loss)	(1.566)	(0.295)		0.181	(0.083)		(0.084)
Total income (loss) from operations	$(1.169)	$0.091		$0.577	$0.332		$0.449

Less distributions
From net investment income	$(0.381)	$(0.378)		$(0.394)	$(0.432)		$(0.540)
From net realized gain	—	(0.053)		(0.123)	—		(0.024)
Total distributions	$(0.381)	$(0.431)		$(0.517)	$(0.432)		$(0.564)

Contigent deferred sales charges	$—	$—		$—	$—		$0.005

Net asset value — End of year	$8.870	$10.420		$10.760	$10.700		$10.800

Total Return(2)	(11.53)%	0.83%		5.59%	3.27	%(3)	4.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,552	$11,439		$9,488	$6,189		$2,984
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%	1.51	%(4)	1.54%	1.55	%(5)	0.93	%(5)
Interest and fee expense(6)	0.38%	0.48%		0.48%	0.35	%(5)	0.19	%(5)
Total expenses before custodian fee reduction	1.91%	1.99	%(4)	2.02%	1.90	%(5)	1.12	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.50	%(4)	1.53%	1.54	%(5)	0.93	%(5)
Net investment income	3.96%	3.63%		3.74%	3.84%		4.86%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		26%
Portfolio Turnover of the Fund	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
73

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	New York Fund — Class C
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$10.400	$10.750		$10.700	$10.800		$11.070

Income (loss) from operations
Net investment income(1)	$0.396	$0.383		$0.391	$0.408		$0.448
Net realized and unrealized gain (loss)	(1.556)	(0.302)		0.176	(0.077)		(0.222)
Total income (loss) from operations	$(1.160)	$0.081		$0.567	$0.331		$0.226

Less distributions
From net investment income	$(0.380)	$(0.378)		$(0.394)	$(0.431)		$(0.467)
From net realized gain	—	(0.053)		(0.123)	—		(0.029)
Total distributions	$(0.380)	$(0.431)		$(0.517)	$(0.431)		$(0.496)

Net asset value — End of year	$8.860	$10.400		$10.750	$10.700		$10.800

Total Return(2)	(11.46)%	0.73%		5.50%	3.20	%(3)	1.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,684	$31,131		$13,889	$4,702		$940
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%	1.51	%(4)	1.54%	1.54	%(5)	1.56	%(5)
Interest and fee expense(6)	0.38%	0.48%		0.48%	0.35	%(5)	0.19	%(5)
Total expeneses before custodian fee reduction	1.91%	1.99	%(4)	2.02%	1.89	%(5)	1.75	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.50	%(4)	1.53%	1.53	%(5)	1.56	%(5)
Net investment income	3.97%	3.62%		3.70%	3.78%		4.17%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		26%
Portfolio Turnover of the Fund	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
74

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	New York Fund — Class I
	Period Ended
	September 30, 2008(1)
Net asset value — Beginning of period	$9.340

Income (loss) from operations
Net investment income(2)	$0.290
Net realized and unrealized loss	(0.504)
Total income (loss) from operations	$(0.214)

Less distributions
From net investment income	$(0.276)
Total distributions	$(0.276)

Net asset value — End of period	$8.850

Total Return(3)	(2.51	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.61	%(4)
Interest and fee expense(5)	0.38	%(4)
Total expenses before custodian fee reduction	0.99	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.58	%(4)
Net investment income	5.09	%(4)
Portfolio Turnover	45	%(6)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
75

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Ohio Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.240	$9.450		$9.320	$9.180		$9.230

Income (loss) from operations
Net investment income(1)	$0.384	$0.382		$0.420	$0.464		$0.491
Net realized and unrealized gain (loss)	(1.108)	(0.197)		0.137	0.142		(0.034)
Total income (loss) from operations	$(0.724)	$0.185		$0.557	$0.606		$0.457

Less distributions
From net investment income	$(0.376)	$(0.395)		$(0.427)	$(0.466)		$(0.507)
Total distributions	$(0.376)	$(0.395)		$(0.427)	$(0.466)		$(0.507)

Net asset value — End of year	$8.140	$9.240		$9.450	$9.320		$9.180

Total Return(2)	(8.09)%	1.98%		6.15%	6.71%		5.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$251,447	$274,850		$182,719	$140,355		$126,212
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	0.77	%(3)	0.78%	0.82	%(4)	0.85	%(4)
Interest and fee expense(5)	0.20%	0.31%		0.47%	0.35	%(4)	0.25	%(4)
Total expenses before custodian fee reduction	0.97%	1.08	%(3)	1.25%	1.17	%(4)	1.10	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.74	%(3)	0.75%	0.81	%(4)	0.85	%(4)
Net investment income	4.28%	4.09%		4.53%	4.97%		5.38%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		9%
Portfolio Turnover of the Fund	30%	39%		24%	28%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
76

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Ohio Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.240	$9.440		$9.320	$9.180		$9.240

Income (loss) from operations
Net investment income(1)	$0.331	$0.315		$0.353	$0.394		$0.423
Net realized and unrealized gain (loss)	(1.122)	(0.191)		0.124	0.143		(0.046)
Total income (loss) from operations	$(0.791)	$0.124		$0.477	$0.537		$0.377

Less distributions
From net investment income	$(0.324)	$(0.324)		$(0.357)	$(0.397)		$(0.437)
Total distributions	$(0.324)	$(0.324)		$(0.357)	$(0.397)		$(0.437)

Contingent deferred sales charges(1)	$0.005	$—		$—	$—		$—

Net asset value — End of year	$8.130	$9.240		$9.440	$9.320		$9.180

Total Return(2)	(8.73)%	1.32%		5.25%	6.14	%(3)	4.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,492	$28,626		$32,512	$34,257		$36,545
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.35%	1.52	%(4)	1.53%	1.57	%(5)	1.60	%(5)
Interest and fee expense(6)	0.20%	0.31%		0.47%	0.35	%(5)	0.25	%(5)
Total expenses before custodian fee reduction	1.55%	1.83	%(4)	2.00%	1.92	%(5)	1.85	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.34%	1.49	%(4)	1.50%	1.56	%(5)	1.60	%(5)
Net investment income	3.69%	3.36%		3.80%	4.23%		4.56%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		9%
Portfolio Turnover of the Fund	30%	39%		24%	28%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
77

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Ohio Fund — Class C
	Year Ended September 30,			Period Ended
	2008	2007		September 30, 2006
Net asset value — Beginning of period	$9.240	$9.440		$9.300

Income (loss) from operations
Net investment income(2)	$0.316	$0.310		$0.211
Net realized and unrealized gain (loss)	(1.118)	(0.186)		0.160
Total income (loss) from operations	$(0.802)	$0.124		$0.371

Less distributions
From net investment income	$(0.308)	$(0.324)		$(0.231)
Total distributions	$(0.308)	$(0.324)		$(0.231)

Net asset value — End of period	$8.130	$9.240		$9.440

Total Return(3)	(8.91)%	1.32%		4.06	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,157	$30,804		$8,294
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.52	%(4)	1.53	%(5)
Interest and fee expense(6)	0.20%	0.31%		0.47	%(5)
Total expeneses before custodian fee reduction	1.72%	1.83	%(4)	2.00	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.49	%(4)	1.50	%(5)
Net investment income	3.53%	3.33%		3.45	%(5)
Portfolio Turnover	30%	39%		24	%(7)

(1)	For the period from the start of business, February 3, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
78

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Rhode Island Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.640	$9.860		$9.760	$9.780		$9.760

Income (loss) from operations
Net investment income(1)	$0.411	$0.411		$0.423	$0.441		$0.462
Net realized and unrealized gain (loss)	(1.265)	(0.225)		0.106	(0.014)		0.028
Total income (loss) from operations	$(0.854)	$0.186		$0.529	$0.427		$0.490

Less distributions
From net investment income	$(0.406)	$(0.406)		$(0.429)	$(0.447)		$(0.470)
Total distributions	$(0.406)	$(0.406)		$(0.429)	$(0.447)		$(0.470)

Net asset value — End of year	$8.380	$9.640		$9.860	$9.760		$9.780

Total Return(2)	(9.14)%	1.91%		5.56%	4.44%		5.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,003	$46,764		$39,291	$29,745		$26,558
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.74	%(3)	0.75%	0.77	%(4)	0.77	%(4)
Interest and fee expense(5)	0.17%	0.40%		0.35%	0.18	%(4)	0.10	%(4)
Total expenses before custodian fee reduction	0.96%	1.14	%(3)	1.10%	0.95	%(4)	0.87	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.77%	0.69	%(3)	0.72%	0.75	%(4)	0.77	%(4)
Net investment income	4.43%	4.20%		4.34%	4.49%		4.74%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		16%
Portfolio Turnover of the Fund	8%	14%		19%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
79

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Rhode Island Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.860	$10.080		$9.980	$10.000		$9.990

Income (loss) from operations
Net investment income(1)	$0.349	$0.345		$0.361	$0.377		$0.401
Net realized and unrealized gain (loss)	(1.298)	(0.224)		0.103	(0.015)		0.016
Total income (loss) from operations	$(0.949)	$0.121		$0.464	$0.362		$0.417

Less distributions
From net investment income	$(0.341)	$(0.341)		$(0.364)	$(0.382)		$(0.407)
Total distributions	$(0.341)	$(0.341)		$(0.364)	$(0.382)		$(0.407)

Net asset value — End of year	$8.570	$9.860		$10.080	$9.980		$10.000

Total Return(2)	(9.87)%	1.20%		4.76%	3.83	%(3)	4.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,286	$13,989		$18,564	$22,793		$25,084
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.49	%(4)	1.50%	1.52	%(5)	1.52	%(5)
Interest and fee expense(6)	0.17%	0.40%		0.35%	0.18	%(5)	0.10	%(5)
Total expenses before custodian fee reduction	1.71%	1.89	%(4)	1.85%	1.70	%(5)	1.62	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.44	%(4)	1.47%	1.50	%(5)	1.52	%(5)
Net investment income	3.68%	3.45%		3.62%	3.76%		4.00%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		16%
Portfolio Turnover of the Fund	8%	14%		19%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
80

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Rhode Island Fund — Class C
	Year Ended September 30,			Period Ended
	2008	2007		September 30, 2006 (1)
Net asset value — Beginning of period	$9.870	$10.090		$10.040

Income (loss) from operations
Net investment income(2)	$0.347	$0.344		$0.173
Net realized and unrealized gain (loss)	(1.296)	(0.223)		0.065
Total income (loss) from operations	$(0.949)	$0.121		$0.238

Less distributions
From net investment income	$(0.341)	$(0.341)		$(0.188)
Total distributions	$(0.341)	$(0.341)		$(0.188)

Net asset value — End of period	$8.580	$9.870		$10.090

Total Return(3)	(9.85)%	1.20%		2.40	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,435	$3,281		$428
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.48	%(4)	1.50	%(5)
Interest and fee expense(6)	0.17%	0.40%		0.35	%(5)
Total expeneses before custodian fee reduction	1.71%	1.88	%(4)	1.85	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.44	%(4)	1.47	%(5)
Net investment income	3.66%	3.45%		3.23	%(5)
Portfolio Turnover	8%	14%		19	%(7)

(1)	For the period from the start of business, March 20, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
81

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	West Virginia Fund — Class A
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.690	$9.870		$9.750	$9.810		$9.880

Income (loss) from operations
Net investment income(1)	$0.405	$0.402		$0.415	$0.434		$0.462
Net realized and unrealized gain (loss)	(1.485)	(0.181)		0.110	(0.053)		(0.081)
Total income (loss) from operations	$(1.080)	$0.221		$0.525	$0.381		$0.381

Less distributions
From net investment income	$(0.400)	$(0.401)		$(0.405)	$(0.441)		$(0.451)
Total distributions	$(0.400)	$(0.401)		$(0.405)	$(0.441)		$(0.451)

Net asset value — End of year	$8.210	$9.690		$9.870	$9.750		$9.810

Total Return(2)	(11.46)%	2.26%		5.53%	3.95%		3.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,379	$25,703		$22,812	$21,249		$18,670
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.75	%(3)	0.75%	0.79	%(4)	0.79	%(4)
Interest and fee expense(5)	0.14%	0.25%		0.18%	0.06	%(4)	0.03	%(4)
Total expenses before custodian fee reduction	0.93%	1.00	%(3)	0.93%	0.85	%(4)	0.82	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.77%	0.71	%(3)	0.72%	0.78	%(4)	0.78	%(4)
Net investment income	4.40%	4.10%		4.26%	4.42%		4.73%
Portfolio Turnover of the Portfolio(6)	—	—		—	—		12%
Portfolio Turnover of the Fund	15%	31%		20%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
82

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	West Virginia Fund — Class B
	Year Ended September 30,
	2008	2007		2006	2005		2004
Net asset value — Beginning of year	$9.870	$10.060		$9.930	$10.000		$10.080

Income (loss) from operations
Net investment income(1)	$0.345	$0.335		$0.350	$0.378		$0.395
Net realized and unrealized gain (loss)	(1.513)	(0.191)		0.118	(0.073)		(0.087)
Total income (loss) from operations	$(1.168)	$0.144		$0.468	$0.305		$0.308

Less distributions
From net investment income	$(0.332)	$(0.334)		$(0.338)	$(0.375)		$(0.388)
Total distributions	$(0.332)	$(0.334)		$(0.338)	$(0.375)		$(0.388)

Net asset value — End of year	$8.370	$9.870		$10.060	$9.930		$10.000

Total Return(2)	(12.10)%	1.43%		4.82%	3.26	%(3)	3.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,406	$6,049		$7,002	$8,287		$8,550
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.49	%(4)	1.50%	1.54	%(5)	1.55	%(5)
Interest and fee expense(6)	0.14%	0.25%		0.18%	0.06	%(5)	0.03	%(5)
Total expenses before custodian fee reduction	1.68%	1.74	%(4)	1.68%	1.60	%(5)	1.58	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%	1.46	%(4)	1.47%	1.53	%(5)	1.54	%(5)
Net investment income	3.67%	3.35%		3.53%	3.78%		3.91%
Portfolio Turnover of the Portfolio(7)	—	—		—	—		12%
Portfolio Turnover of the Fund	15%	31%		20%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
83

Eaton Vance Municipals Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	West Virginia Fund — Class C
	Period Ended
	September 30, 2008 (1)
Net asset value — Beginning of period	$9.700

Income (loss) from operations
Net investment income(2)	$0.280
Net realized and unrealized gain (loss)	(1.316)
Total income (loss) from operations	$(1.036)

Less distributions
From net investment income	$(0.274)
Total distributions	$(0.274)

Net asset value — End of period	$8.390

Total Return(3)	(10.99	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$527
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55	%(4)
Interest and fee expense(5)	0.14	%(4)
Total expeneses before custodian fee reduction	1.69	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.53	%(4)
Net investment income	3.71	%(4)
Portfolio Turnover	15	%(6)

(1)	For the period from start of business, December 4, 2007, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

S e e	n o t e s	t o	f i n a n c i a l	s t a t e m e n t s
84

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-eight funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Plus Municipals Fund (formerly, Eaton Vance Florida Municipals Fund) (Florida Plus Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Florida Plus Fund, Mississippi Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund offer three classes of shares. The California Fund, Massachusetts Fund and New York Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

which will reduce each Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

California	$658,740	September 30, 2016

Florida Plus	1,228,966	September 30, 2013

Massachusetts	856,779	September 30, 2010
	1,430,573	September 30, 2011
	355,911	September 30, 2012
	1,751,809	September 30, 2013
	440,164	September 30, 2015
	91,224	September 30, 2016

Mississippi	178,181	September 30, 2013

New York	108,787	September 30, 2015
	2,215,774	September 30, 2016

Ohio	5,839,721	September 30, 2011
	1,709,089	September 30, 2013
	240,163	September 30, 2016

Rhode Island	384,825	September 30, 2013
	71,778	September 30, 2016

West Virginia	529,815	September 30, 2013
	33,749	September 30, 2016

During the year ended September 30, 2008, capital loss carryforwards of $2,951,093 and $20,135 were utilized to offset net realized gains by the Florida Plus Fund and Mississippi Fund, respectively.

Additionally, at September 30, 2008, the California Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island and West Virginia Fund had net capital losses of $6,350,688, $11,921,921, $123,229, $6,686,305, $4,726,863, $972,642 and $764,838 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2009.

As of September 30, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of thefinancial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. At September 30, 2008, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral for
	Floating Rate	Interest Rate	Floating Rate
	Notes	or Range of	Notes
Fund	Outstanding	Interest Rates	Outstanding
California	$22,630,000	5.34% – 7.50%	$30,457,120
Florida Plus	15,150,000	5.81% – 7.44%	22,885,646
Massachusetts	29,965,000	5.99% – 7.47%	38,214,662
Mississippi	365,000	6.55% – 7.50%	572,510

			Collateral for
	Floating Rate	Interest Rate	Floating Rate
	Notes	or Range of	Notes
Fund	Outstanding	Interest Rates	Outstanding
New York	$53,230,000	5.77% – 7.48%	$69,751,345
Ohio	18,245,000	6.06% – 7.48%	25,215,114
Rhode Island	3,420,000	6.06% – 7.50%	4,932,281
West Virginia	855,000	6.06% – 7.50%	1,151,713

The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

K Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gain (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended September 30, 2008 and September 30, 2007 was as follows:

Year Ended
September 30,	California	Florida Plus	Massachusetts	Mississippi
2008	Fund	Fund	Fund	Fund
Distributions
declared from:
Tax-exempt
income	$12,007,361	$10,014,214	$13,335,827	$725,309
Ordinary income	$618	$119,327	$—	$10,535
Long-term
capital gains	$1,214,072	$—	$—	$—

Year Ended
September 30,	New York		Rhode Island	West Virginia
2008	Fund	Ohio Fund	Fund	Fund
Distributions
declared from:
Tax-exempt
income	$18,866,742	$13,531,605	$2,424,379	$1,359,375
Ordinary income	$170,825	$27,477	$—	$4

Year Ended
September 30,	California	Florida Plus	Massachusetts	Mississippi
2007	Fund	Fund	Fund	Fund
Distributions
declared from:
Tax-exempt
income	$11,105,078	$11,096,447	$12,342,720	$744,103
Ordinary income	$77,788	$560	$2,855	$5,772
Long-term
capital gains	$4,013,167	$—	$—	$—

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Year Ended
September 30,	New York		Rhode Island	West Virginia
2007	Fund	Ohio Fund	Fund	Fund
Distributions
declared from:
Tax-exempt
income	$18,685,280	$11,439,718	$2,420,132	$1,230,659
Ordinary income	$—	$106,473	$—	$—
Long-term
capital gains	$1,982,319	$—	$—	$—
Short-term
capital gains	$137,809	$—	$—	$—

During the year ended September 30, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and the tax treatment of distributions in excess of net tax-exempt income.

	California	Florida Plus	Massachusetts	Mississippi
	Fund	Fund	Fund	Fund
Increase (decrease):
Paid-in capital	$—	$—	$—	$(7,834)
Accumulated net
realized gain
(loss)	$143,070	$(67,685)	$99,237	$(983)
Accumulated
undistributed
net investment
income	$(143,070)	$67,685	$(99,237)	$8,817

	New York		Rhode Island	West Virginia
	Fund	Ohio Fund	Fund	Fund
Increase (decrease):
Accumulated net
realized gain
(loss)	$(39,293)	$19,482	$11,851	$28,083
Accumulated
undistributed
net investment
income	$39,293	$(19,482)	$(11,851)	$(28,083)

These reclassifications had no effect on the net assets or net value per share of the Funds.

As of September 30, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Florida Plus	Massachusetts	Mississippi
	Fund	Fund	Fund	Fund
Undistributed
income	$296,641	$1,373,471	$672,052	$—
Capital loss
carryforward
and post
October losses	$(7,009,428)	$(1,228,966)	$(16,848,381)	$(301,410)
Net unrealized
depreciation	$(16,186,791)	$(20,877,506)	$(25,874,966)	$(746,501)
Other temporary
differences	$(410,907)	$(339,471)	$(493,952)	$ (21,381)

	New York		Rhode Island	West Virginia
	Fund	Ohio Fund	Fund	Fund
Undistributed
income	$849,141	$378,649	$47,887	$4,245
Capital loss
carryforward
and post
October losses	$(9,010,866)	$(12,515,836)	$(1,429,245)	$(1,328,402)
Net unrealized
depreciation	$(35,416,333)	$(28,599,722)	$(5,075,358)	$(3,470,233)
Other temporary
differences	$(526,822)	$(456,417)	$(85,344)	$(46,187)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, tax straddle accounting, the timing of recognizing distributions to shareholders, futures contracts, accretion of market discount, inverse floaters and swap contracts.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Fund) and is payable monthly.

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate
Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20%	2.00%
$40 million up to $500 million	0.30%	3.00%

On average daily net assets of $500 million or more, the rates are further reduced. For California Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the year ended September 30, 2008, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

Fund	Adviser Fee	Annual Rate
California	$1,260,871	0.46%
Florida Plus	903,182	0.42
Massachusetts	1,316,489	0.43
Mississippi	26,681	0.15
New York	1,885,163	0.45
Ohio	1,413,116	0.42
Rhode Island	174,304	0.30
West Virginia	67,432	0.21

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds’ principal underwriter and an affiliate of EVM, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2008 were as follows:

	EVM’s	EVD’s
	Sub-Transfer	Class A
Fund	Agent Fees	Sales Charges
California	$4,687	$22,523
Florida Plus	4,580	7,322
Massachusetts	6,634	22,735
Mississippi	496	1,025

	EVM’s	EVD’s
	Sub-Transfer	Class A
Fund	Agent Fees	Sales Charges
New York	$8,909	$35,157
Ohio	7,586	58,179
Rhode Island	1,479	8,599
West Virginia	959	6,648

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2008 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
California	$629,001
Florida Plus	376,666
Massachusetts	469,631
Mississippi	30,158
New York	755,663
Ohio	547,182
Rhode Island	84,893
West Virginia	53,475

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended September 30, 2008 with respect to Class B of the Ohio Fund. For the year ended September 30, 2008, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (0.59% for Class B of the Ohio Fund) of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
Fund	Distribution Fees	Distribution Fees
California	$26,424	$114,140
Florida Plus	160,587	28,368
Massachusetts	263,564	140,305
Mississippi	18,012	738
New York	85,969	257,037
Ohio	156,073	248,143
Rhode Island	92,715	25,908
West Virginia	40,662	1,363

At September 30, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
California	$38,000	$963,000
Florida Plus	494,000	254,000
Massachusetts	205,000	1,548,000
Mississippi	499,000	82,000
New York	335,000	2,451,000

Fund	Class B	Class C
Ohio	$—	$2,599,000
Rhode Island	1,020,000	324,000
West Virginia	544,000	34,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended September 30, 2008 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
California	$8,639	$38,077
Florida Plus	42,823	7,565
Massachusetts	69,949	37,746
Mississippi	4,803	196
New York	22,925	68,543
Ohio	53,046	66,288
Rhode Island	24,725	6,909
West Virginia	10,844	358

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5%

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended September 30, 2008, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B		Class C
California	$71,700	$6,900		$3,000
Florida Plus	—	56,100		200
Massachusetts	47,400	41,700		13,700
Mississippi	—	4,200		9,900
New York	16,000	38,100		6,600
Ohio	21,000	44,700	*	6,900
Rhode Island	18,800	18,500		1,800
West Virginia	—	8,700		40

*	Includes $15,400 that was paid directly to the Ohio Fund for days when no Uncovered Distributions Charges existed.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

Fund	Purchases	Sales
California	$74,305,643	$65,970,611
Florida Plus	121,115,340	188,890,978
Massachusetts	101,737,945	107,575,915
Mississippi	4,040,448	4,711,979
New York	207,812,272	234,764,049
Ohio	104,884,991	103,997,463
Rhode Island	4,785,015	12,916,832
West Virginia	5,564,144	4,879,674

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	5,220,517	6,320,582
Issued to shareholders electing to
receive payments of distributions
in Fund shares	659,341	816,466
Redemptions	(5,188,449)	(3,617,907)
Exchange from Class B shares	13,119	5,405
Net increase	704,528	3,524,546

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	98,168	80,771
Issued to shareholders electing to
receive payments of distributions
in Fund shares	7,565	11,353
Redemptions	(55,072)	(123,820)
Exchange to Class A shares	(14,175)	(5,842)
Net increase (decrease)	36,486	(37,538)

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	1,074,117	769,547
Issued to shareholders electing to
receive payments of distributions
in Fund shares	31,914	26,830
Redemptions	(425,937)	(109,387)
Net increase	680,094	686,990

Period Ended
Class I	September 30, 2008 (1)
Sales	11,954
Net increase	11,954

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Florida Plus Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	1,286,053	2,063,137
Issued to shareholders electing to
receive payments of distributions
in Fund shares	519,728	531,195
Redemptions	(4,863,860)	(3,399,643)
Exchange from Class B shares	125,161	397,602
Net decrease	(2,932,918)	(407,709)

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	51,627	77,019
Issued to shareholders electing to
receive payments of distributions
in Fund shares	38,872	46,163
Redemptions	(514,919)	(597,112)
Exchange to Class A shares	(122,104)	(387,879)
Net decrease	(546,524)	(861,809)

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	220,559	244,226
Issued to shareholders electing to
receive payments of distributions
in Fund shares	7,199	3,206
Redemptions	(102,762)	(33,403)
Net increase	124,996	214,029

Massachusetts Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	5,897,217	10,627,746
Issued to shareholders electing to
receive payments of distributions
in Fund shares	683,855	573,319
Redemptions	(7,552,500)	(4,794,400)
Exchange from Class B shares	420,940	328,056
Net increase (decrease)	(550,488)	6,734,721

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	152,143	209,906
Issued to shareholders electing to
receive payments of distributions
in Fund shares	79,716	89,323
Redemptions	(686,781)	(632,614)
Exchange to Class A shares	(420,602)	(328,043)
Net decrease	(875,524)	(661,428)

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	1,008,665	1,710,911
Issued to shareholders electing to
receive payments of distributions
in Fund shares	58,616	32,159
Redemptions	(720,885)	(178,505)
Net increase	346,396	1,564,565

	Year Ended	Year Ended
Class I	September 30, 2008	September 30, 2007
Sales	405,080	557,977
Issued to shareholders electing to
receive payments of distributions
in Fund shares	28,146	24,293
Redemptions	(575,063)	(162,657)
Net increase (decrease)	(141,837)	419,613

Mississippi Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	240,019	179,598
Issued to shareholders electing to
receive payments of distributions
in Fund shares	42,283	32,600
Redemptions	(251,947)	(342,866)
Exchange from Class B shares	2,964	100,556
Net increase (decrease)	33,319	(30,112)

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Mississippi Fund (continued)
	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	1,417	15,944
Issued to shareholders electing to
receive payments of distributions
in Fund shares	4,994	6,178
Redemptions	(41,999)	(66,234)
Exchange to Class A shares	(2,790)	(98,224)
Net decrease	(38,378)	(142,336)

Period Ended
Class C	September 30, 2008 (2)
Sales	35,631
Issued to shareholders electing to
receive payments of distributions
in Fund shares	363
Net increase	35,994

New York Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	5,931,789	5,983,066
Issued to shareholders electing to
receive payments of distributions
in Fund shares	1,137,373	1,159,942
Redemptions	(9,590,648)	(5,297,544)
Exchange from Class B shares	44,390	66,596
Net increase (decrease)	(2,477,096)	1,912,060

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	282,478	357,406
Issued to shareholders electing to
receive payments of distributions
in Fund shares	25,764	24,667
Redemptions	(172,850)	(99,087)
Exchange to Class A shares	(43,770)	(66,449)
Net increase	91,622	216,537

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	1,417,434	1,995,542
Issued to shareholders electing to
receive payments of distributions
in Fund shares	81,642	54,744
Redemptions	(801,497)	(349,920)
Net increase	697,579	1,700,366

Period Ended
Class I	September 30, 2008 (1)
Sales	25,658
Net increase	25,658

Ohio Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	6,212,155	12,315,012
Issued to shareholders electing to
receive payments of distributions
in Fund shares	779,095	625,675
Redemptions	(6,115,039)	(2,943,015)
Exchange from Class B shares	286,336	408,584
Net increase	1,162,547	10,406,256

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	274,278	386,530
Issued to shareholders electing to
receive payments of distributions
in Fund shares	61,104	63,054
Redemptions	(383,224)	(384,207)
Exchange to Class A shares	(286,159)	(408,603)
Net decrease	(334,001)	(343,226)

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	1,470,539	2,722,016
Issued to shareholders electing to
receive payments of distributions
in Fund shares	77,319	48,003
Redemptions	(1,175,394)	(313,379)
Net increase	372,464	2,456,640

Rhode Island Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	726,760	1,080,629
Issued to shareholders electing to
receive payments of distributions
in Fund shares	111,167	104,753
Redemptions	(1,364,044)	(610,471)
Exchange from Class B shares	93,644	288,787
Net increase (decrease)	(432,473)	863,698

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Rhode Island Fund (continued)
	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	70,249	82,892
Issued to shareholders electing to
receive payments of distributions
in Fund shares	29,495	34,062
Redemptions	(226,423)	(257,356)
Exchange to Class A shares	(91,505)	(282,319)
Net decrease	(218,184)	(422,721)

	Year Ended	Year Ended
Class C	September 30, 2008	September 30, 2007
Sales	213,957	296,468
Issued to shareholders electing to
receive payments of distributions
in Fund shares	8,704	3,460
Redemptions	(154,564)	(9,991)
Net increase	68,097	289,937

West Virginia Fund
	Year Ended	Year Ended
Class A	September 30, 2008	September 30, 2007
Sales	534,730	540,963
Issued to shareholders electing to
receive payments of distributions
in Fund shares	77,996	63,524
Redemptions	(327,600)	(306,467)
Exchange from Class B shares	31,662	44,047
Net increase	316,788	342,067

	Year Ended	Year Ended
Class B	September 30, 2008	September 30, 2007
Sales	18,381	20,491
Issued to shareholders electing to
receive payments of distributions
in Fund shares	12,928	13,462
Redemptions	(86,523)	(74,169)
Exchange to Class A shares	(31,061)	(43,214)
Net decrease	(86,275)	(83,430)

Period Ended
Class C	September 30, 2008 (2)
Sales	62,225
Issued to shareholders electing to
receive payments of distributions
in Fund shares	571

Net increase	62,796

(1)	Class I of the California Fund and New York Fund commenced operations on March 3, 2008.
(2)	Class C of the Mississippi Fund and West Virginia Fund commenced operations on December 4, 2007.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2008, as determined on a federal income tax basis, were as follows:

California Fund
Aggregate Cost	$262,016,929
Gross unrealized appreciation	$7,567,566
Gross unrealized depreciation	(23,872,144)
Net unrealized depreciation	$(16,304,578)

Florida Plus Fund
Aggregate Cost	$187,630,759
Gross unrealized appreciation	$584,862
Gross unrealized depreciation	(21,549,513)
Net unrealized depreciation	$(20,964,651)

Massachusetts Fund
Aggregate Cost	$286,883,139
Gross unrealized appreciation	$6,184,234
Gross unrealized depreciation	(32,190,183)
Net unrealized depreciation	$(26,005,949)

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Mississippi Fund
Aggregate Cost	$16,239,818
Gross unrealized appreciation	$544,542
Gross unrealized depreciation	(1,294,795)
Net unrealized depreciation	$(750,253)

New York Fund
Aggregate Cost	$387,587,407
Gross unrealized appreciation	$7,925,075
Gross unrealized depreciation	(43,536,642)
Net unrealized depreciation	$(35,611,567)

Ohio Fund
Aggregate Cost	$328,177,108
Gross unrealized appreciation	$3,170,655
Gross unrealized depreciation	(31,794,294)
Net unrealized depreciation	$(28,623,639)

Rhode Island Fund
Aggregate Cost	$53,643,612
Gross unrealized appreciation	$667,938
Gross unrealized depreciation	(5,770,330)
Net unrealized depreciation	$(5,102,392)

West Virginia Fund
Aggregate Cost	$32,166,883
Gross unrealized appreciation	$369,700
Gross unrealized depreciation	(3,853,938)
Net unrealized depreciation	$(3,484,238)

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 2008, the California Fund, Florida Plus Fund, Massachusetts Fund and New York Fund had a balance outstanding pursuant to this line of credit of $9,000,000, $5,600,000, $800,000 and $2,800,000, respectively, at an interest rate of 2.185%.

The Funds’ average borrowings or allocated fees during the year ended September 30, 2008 were not significant.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2008 is as follows:

Futures Contracts
					Net
	Expiration		Aggregate		Unrealized
Fund	Date	Contracts	Position Cost	Value	Appreciation

California	12/08	311
		U.S. Treasury Bond Short	$(36,590,005)	$(36,440,453)	$149,552

Florida Plus	12/08	243
		U.S. Treasury Bond Short	$(28,589,617)	$(28,472,766)	$116,851

Massachusetts12/08		600
		U.S. Treasury Bond Short	$(70,647,900)	$(70,303,131)	$344,769

Mississippi	12/08	17
		U.S. Treasury Bond Short	$(2,000,097)	$(1,991,922)	$8,175

New York	12/08	728
		U.S. Treasury Bond Short	$(85,651,203)	$(85,301,124)	$350,079

Ohio	12/08	467
		U.S. Treasury Bond Short	$(54,992,941)	$(54,719,267)	$273,674

Rhode Island	12/08	20
		U.S. Treasury Bond Short	$(2,354,930)	$(2,343,438)	$11,492

West Virginia 12/08		70
		U.S. Treasury Bond Short	$(8,226,375)	$(8,202,032)	$24,343

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Interest Rate Swaps

California Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$5,587,500	4.743%	USD-LIBOR-BBA	September 14, 2039	$34,829
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$10,425,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$57,986
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$3,650,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$24,972
$117,787

Florida Plus Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$5,012,500	4.743%	USD-LIBOR-BMA September 14, 2039		$31,245
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$10,050,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$55,900
$87,145

Massachusetts Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$6,237,500	4.743%	USD-LIBOR-BMA September 14, 2039		$38,881
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$11,700,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$65,077
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$3,950,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$27,025
$130,983

Mississippi Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$300,000	4.743%	USD-LIBOR-BBA	September 14, 2039	$1,870
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$275,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$1,882
$3,752

New York Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$8,900,000	4.743%	USD-LIBOR-BMA September 14, 2039		$55,477
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$17,500,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$97,338
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$6,200,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$42,419
$195,234

Ohio Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
Merril Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$4,300,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$23,917
$23,917

Rhode Island Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$1,262,500	4.743%	USD-LIBOR-BBA	September 14, 2039	$7,870
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$2,400,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$13,349
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$850,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$5,815
$27,034

West Virginia Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$637,500	4.743%	USD-LIBOR-BBA	September 14, 2039	$3,974
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$1,250,000	4.682%	USD-LIBOR-BBA	April 1, 2039	$6,952
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	$450,000	4.691%	USD-LIBOR-BBA	June 11, 2039	$3,079
$14,005

Eaton Vance Municipals Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11 Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

12 Plan of Reorganization

In June 2008, the Trustees of the Trust approved a Plan of Reorganization for the Florida Plus Fund which provides for a transfer of all its assets to and assumption of all its liabilities by the Eaton Vance National Municipals Fund (National Fund) in exchange for the issuance of shares of the National Fund. The Plan of Reorganization was appoved by the shareholders of the Florida Plus Fund on October 31, 2008. The transaction is expected to occur on or about November 21, 2008.

Eaton Vance Municipals Funds as of September 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance California Municipals Fund, Eaton Vance Florida Plus Municipals Fund (formerly, Eaton Vance Florida Municipals Fund), Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Municipals Fund, Eaton Vance Florida Plus Municipals Fund (formerly, Eaton Vance Florida Municipals Fund), Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented and the statements of cash flows of Eaton Vance Florida Plus Municipals Fund, Eaton Vance New York Municipals Fund and Eaton Vance Rhode Island Municipals Fund for the year then ended. These financial statements and financial highlights are the responsibility of each Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance California Municipals Fund, Eaton Vance Florida Plus Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the periods presented and the cash flows of Eaton Vance Florida Plus Municipals Fund, Eaton Vance New York Municipals Fund and Eaton Vance Rhode Island Municipals Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2008

Eaton Vance Municipals Funds as of September 30, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding exempt-interest dividends and capital gain dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Eaton Vance California Municipals Fund	100.00%
Eaton Vance Florida Plus Municipals Fund	98.82%
Eaton Vance Massachusetts Municipals Fund	100.00%
Eaton Vance Mississippi Municipals Fund	98.57%
Eaton Vance New York Municipals Fund	99.10%
Eaton Vance Ohio Municipals Fund	99.80%
Eaton Vance Rhode Island Municipals Fund	100.00%
Eaton Vance West Virginia Municipals Fund	100.00%

Capital Gain Dividends — The Eaton Vance California Municipals Fund designates $1,223,935 as a capital gain dividend.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

  Data relating to portfolio turnover rates of each fund;

  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

  Copies of or descriptions of each adviser’s proxy voting policies and procedures;

  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance California Municipals Fund

  Eaton Vance Florida Plus Municipals Fund

  Eaton Vance Massachusetts Municipals Fund

  Eaton Vance Mississippi Municipals Fund

  Eaton Vance New York Municipals Fund

  Eaton Vance Ohio Municipals Fund

  Eaton Vance Rhode Island Municipals Fund

  Eaton Vance West Virginia Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held
Interested Trustee
Thomas E. Faust Jr.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC,	177	Director of EVC
5/31/58			Director and President of EV, Chief Executive Officer and
President of EVM and BMR, and Director of EVD. Trustee
and/or Officer of 173 registered investment companies
and 5 private investment companies managed by EVM or
BMR. Mr. Faust is an interested person because of his
positions with EVM, BMR, EVD, EVC, and EV, which are
affiliates of the Trust.

		Term of		Number of Funds
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held
Noninterested Trustees
Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business	173	None
1/2/63			Administration, Harvard University Graduate School of
Business Administration.

Allen R. Freedman	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004)	173	Director of Assurant, Inc. (insurance provider) and
4/3/40			of Systems & Computer Technology Corp. (provider of		Stonemor Partners L.P. (owner and operator
			software to higher education). Formerly, a Director of Loring		of cemeteries)
Ward International (fund distributor) (2005-2007). Formerly,
Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating
industry) (2005-2007).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	173	None
9/19/47			finance company) (since 2006). Formerly, President and
Chief Executive Officer, Prizm Capital Management, LLC
(investment management firm) (2002-2005).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None
7/10/40

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Funds
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)
Heidi L. Steiger	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	173	Director of Nuclear Electric Insurance Ltd. (nuclear
7/8/53			management firm) (since 2008); Senior Adviser (since 2008),		insurance provider) and Aviva USA
			President, (2005-2008), Lowenhaupt Global Advisors, LLC		(insurance provider)
(global wealth management firm). Formerly, President and
Contributing Editor, Worth Magazine (2004-2005). Formerly,
Executive Vice President and Global Head of Private Asset
Management (and various other positions), Neuberger Berman
(investment firm) (1986-2004).

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law	173	None
9/14/57			(since 2006) and Professor of Law (2001-2006), University
of California at Los Angeles School of Law.

Ralph F. Verni	Chairman of	Chairman of Board	Consultant and private investor.	173	None
1/26/43	Board	since 2007 and Trustee
	and Trustee	since 2005

Principal Officers who are not Trustees
Term of
		Position(s)	Office and
Name and		with the	Length of	Principal Occupation(s)
Date of Birth		Trust	Service	During Past Five Years
Robert B. MacIntosh		President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies
1/22/57				managed by EVM or BMR.

William H. Ahern, Jr.		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 75 registered investment companies
7/28/59				managed by EVM or BMR.

Craig R. Brandon		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies
12/21/66				managed by EVM or BMR.

Cynthia J. Clemson		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 90 registered investment companies
3/2/63				managed by EVM or BMR.

Thomas M. Metzold		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies
8/3/58				managed by EVM or BMR.

Adam A. Weigold		Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies
3/22/75				managed by EVM or BMR.

Barbara E. Campbell		Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies
6/19/57				managed by EVM or BMR.

Maureen A. Gemma		Secretary and Chief	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 173 registered investment companies
5/24/60		Legal Officer	Chief Legal Officer	managed by EVM or BMR.
since 2008

Paul M. O’Neil		Chief	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies
7/11/53		Compliance Officer		managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122

Independent Registered Public Accounting Firm Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

438-11/08	MUNISRC